                                        LEASE

THIS LEASE is entered into by and between Landlord and Tenant effective as of this 26th day of October, 1994.


SECTION I. TERMS AND DEFINITIONS

The following terms as used herein shall have the meanings as set forth below:

A. "Landlord" means THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation, and its successors and assigns.

B.  "Tenant" means PEREGRINE SYSTEMS, INC., a Delaware corporation.

C. "Building" means Building "A" of the Project, in which the Premises are located, which Building has approximately 69,022 square feet of Rentable Area and is located at 12670 High Bluff Drive in the City of San Diego, California.

D. "Project" means Del Mar Corporate Plaza located at 12670 and 12680 High Bluff Drive in the City of San Diego, California in which Project the Building is located as shown on the site plan attached hereto as EXHIBIT A.

E. "Premises" means the entire Building consisting of approximately Sixty-Nine Thousand Twenty-Two (69,022) square feet of Rentable Area, as more particularly shown on EXHIBIT B attached hereto and incorporated herein by this reference.

F. "Term" means the eight (8) year and two (2) month period commencing on the Lease Commencement Date and expiring on the Expiration Date. SEE ADDENDUM
    SECTION XXXV.A.

G. "Lease Commencement Date" means the first to occur of February 1, 1995 or the date on which Landlord tenders delivery of possession of the Premises to Tenant; provided, however, that if the Lease Commencement Date specified in this subsection occurs prior to Substantial Completion (as defined in Section III.B. below) or is amended pursuant to Section III.C. below, Landlord and Tenant shall execute and attach hereto as a new EXHIBIT F an Amendment of Lease Commencement Date in the form of EXHIBIT F hereto, which shall specify such amended Lease Commencement Date and, if applicable, an amended Expiration Date.

H. "Expiration Date" means March 31, 2003 unless amended as provided in an Amendment of Lease Commencement Date executed as provided above.

I. "Monthly Rental" means the amounts specified in Section IV. below and in the Rent Schedule attached hereto as EXHIBIT D and incorporated herein.

J.  "Rentable Area" is defined in EXHIBIT D attached hereto.

K. "Security Deposit" means Eighty-Three Thousand Five Hundred Sixteen and 62/100ths Dollars ($83,516.62). See Addendum Section XXXV.G.

L.  "Permitted Use" means general office and computer-related research.

                                                                    CONFIDENTIAL

M.  "Broker" means Business Real Estate Brokerage Company.

N. "Landlord's Address for Notice" means 333 South Anita Drive, Suite 800, Orange, California 92668, Attn: Real Estate Vice President.

O. "Tenant's Address for Notice" means 12670 High Bluff Drive, San Diego, California.

P. "Tenant's Proportionate Share" for Tenant's reimbursement of Common Operating Costs and other expenses to be pro-rated hereunder means 100% which is the quotient obtained by dividing the total number of square feet of Rentable Area in the Building into the total number of square feet of Rentable Area within the Premises.


SECTION II. PROPERTY LEASED

A.  PREMISES

    Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises; reserving to Landlord, however, (a) the use of the exterior walls, roof, return air plenum and the area under the Premises floor and (b) the rights to make structural (building) modifications and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires to serve or serving other tenant premises in the Building through the Premises in locations which will not materially interfere with Tenant's use thereof.

B.  COMMON AREAS

    Subject to the terms, covenants and conditions of this Lease, Tenant shall have the right, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, to the non-exclusive use of all of the Common Areas as hereinafter defined.

C.  MINOR VARIATIONS IN AREA

    Subject to the provisions of EXHIBIT D, the Rentable Area of the Premises contained in Section I. is agreed to be the Rentable Area of the Premises regardless of minor variations resulting from construction of the Building and/or tenant improvements.


SECTION III.  COMMENCEMENT OF TERM AND POSSESSION OF PREMISES

A.  LEASE COMMENCEMENT DATE                        SEE ADDENDUM SECTION XXXV.A.

    The Term of the Lease shall commence on the Lease Commencement Date (as extended only pursuant to Section III.C. below, in applicable), and shall continue, subject to earlier termination as provided herein, until the Expiration Date (as extended only pursuant to subsection C. below).

B.  COMPLETION OF TENANT IMPROVEMENTS AND POSSESSION OF PREMISES

    Upon execution of this Lease by the parties, Landlord shall proceed to complete the tenant improvements in the Premises described as "Landlord's Work" in the "Construction Work Letter" attached hereto and incorporated herein as Exhibit C. At the time such work has been substantially completed in accordance with the Construction Work Letter, i.e., a certificate of occupancy (or its equivalent) for the Premises has been issued, all utilities (i.e., water, electrical and gas) to the Premises are hooked-up and available for use and Landlord has tendered possession of the Premises to Tenant ("Substantial Completion"), Landlord shall notify Tenant thereof and Tenant shall take possession of the Premises on the Lease Commencement Date. In the event permission

                                                                    CONFIDENTIAL
    is given to Tenant to enter or occupy all or a portion of the Premises prior to the Lease Commencement Date, such occupancy shall be subject to all of the terms and conditions of this Lease. Tenant shall complete all tenant improvements described as "Tenant's Work" in Exhibit C hereto on or before the Lease Commencement Date. Any professional fees or reasonable costs and expenses incurred by Landlord in reviewing plans and specifications for Tenant's Work shall be paid to Landlord by Tenant upon demand as additional rent. All tenant improvements constructed in the Premises, whether by Landlord or by (or on behalf of) Tenant and whether at Landlord's or Tenant's expense, shall become part of the Premises and shall be and remain the property of Landlord unless Landlord specifically agrees otherwise in writing.

C.  EXTENSION OF LEASE COMMENCEMENT DATE

    If the Premises are not ready for occupancy by Tenant on the original Lease Commencement Date specified in Section I. due to one or more delays caused by Landlord or caused by matters beyond the control of Landlord, this Lease and the obligations of Landlord and Tenant hereunder shall nevertheless continue in full force and effect. However, in such event Landlord and Tenant shall agree on an amendment of the original Lease Commencement Date and the Expiration Date to reflect such delay or delays and shall, in each instance, execute and attach hereto an amendment in the form of that attached as EXHIBIT F, hereto stating such amended Lease Commencement Date and an amended Expiration Date and no rental shall be payable by Tenant hereunder until the amended Lease Commencement Date. In the event that the Lease Commencement Date fails to occur within sixty (60) days of the Lease Commencement Date specified in Section I. above (which sixty (60) day period shall be extended one day for each day of delay caused by Tenant or force majeure (as defined in Section XXXIII.K. below)), then Tenant's obligation to pay Monthly Rental shall be delayed one day for each day after expiration of such sixty (60) day period (as so, extended) and prior to the actual Lease Commencement Date. For example, if the Lease Commencement Date occurs May 2, 1995 a delay of ninety (90) days). solely as a result of Landlord delay, then Tenant's obligation to pay Monthly Rental shall commence June 1, 1995, notwithstanding the occurrence of the Lease Commencement Date. The delay in commencement of the Term and in the accrual of rent described in the foregoing sentences shall constitute full settlement of all claims that Tenant might otherwise have by reason of the Premises not being ready for occupancy on the original Lease Commencement Date specified in Section I. above.

    If the Premises are not ready for occupancy by Tenant on the Lease Commencement Date due to one or more delays caused by Tenant, or anyone acting under or for Tenant, Landlord shall have no liability for such delay and the Lease Commencement Date shall begin as of that date that the Tenant Improvements would have been substantially completed absent such delays caused by Tenant and the Expiration Date stated in Section I. shall be adjusted accordingly (each as extended only because of Landlord's delay pursuant to this subsection C., if applicable).

D.  ACCEPTANCE AND SUITABILITY

    Within fifteen (15) days following the date Tenant takes possession of the Premises, Tenant may provide Landlord with a "punch list" which sets forth any itemization of any corrective work to be performed by Landlord with respect to the Landlord's Work as set forth in the Construction Work Letter; provided, however, that Tenant's obligation to pay Monthly Rental as provided below shall not be affected thereby. If Tenant fails to submit such "punch list" to Landlord within such fifteen (15) day period, Tenant agrees that by taking possession of the Premises it will conclusively be deemed to have inspected the Premises and found the Premises in satisfactory condition. Tenant acknowledges that neither Landlord, nor any agent, employee or servant of Landlord, has made any representation with respect to the Premises or the Project, or with respect to the suitability of them for the conduct of Tenant's business, nor has Landlord agreed to

                                                                    CONFIDENTIAL
    undertake any modifications, alterations, or improvements of the Premises or Project, except as specifically provided in this Lease.

    TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, FITNESS OR SUITABILITY FOR PURPOSE, OR THAT THE BUILDING OR THE IMPROVEMENTS IN THE PREMISES HAVE BEEN CONSTRUCTED IN A GOOD AND WORKMANLIKE MANNER. TENANT EXPRESSLY ACKNOWLEDGES THAT LANDLORD DID NOT CONSTRUCT OR APPROVE THE QUALITY OF CONSTRUCTION OF THE BUILDING.

    /s/ [Initials unreadable]
    Tenant's Initials

    Notwithstanding the foregoing, Landlord shall be responsible, as to both performance and payment of costs for work required to (1) construct Landlord's Work, and deliver the Premises and the Project in compliance with laws and CC&Rs in effect and applicable thereto as of the Lease Commencement Date, (2) render the Tenant Improvements constructed by or on behalf of Landlord (which shall be performed using new materials) in accordance with the Working Drawings (as defined in EXHIBIT C) in good and workmanlike manner as of the Lease Commencement Date and (3) render the Premises, and the electrical, mechanical, HVAC, plumbing, elevator and other systems serving the Premises in good condition and repair as of the Lease Commencement Date; provided, however, in no event shall the foregoing imply any representation, covenant or warranty by Landlord as to the adequacy of the HVAC system serving the Premises to meet Tenant's particular demands, as Landlord's agreement herein with respect to Building systems is simply an agreement that Landlord will be responsible to repair the same as necessary so that, as of the Lease Commencement Date, they work as they were originally designed to do, and provided, further, that the report prepared by an HVAC consultant at the request of Tenant prior to the execution and delivery hereof shall not be used as the basis for determining Landlord's compliance herewith for the purposes of the HVAC system serving the Premises.


SECTION IV.  RENT

A.  MONTHLY RENTAL

    Commencing on the Lease Commencement Date (subject, however, to any modifications or adjustments specified hereinbelow and/or in the "Rent Schedule" attached hereto as EXHIBIT D) Tenant shall pay to Landlord during the Term, rental for the entire Term in the total amount as set forth in EXHIBIT D payable in monthly installments (the "Monthly Rental") in the amount set forth in EXHIBIT D, which sum shall be payable by Tenant on or before the first day of each month, in advance, without further notice, at the address specified for Landlord in Section I., or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deduction or setoff whatsoever. If the Lease Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis upon a thirty (30) day calendar month.

B.  RENT AND ADDITIONAL RENT

    As used in this Lease, the term "rent" shall mean Monthly Rental and additional rent, and the term "additional rent" shall mean all other amounts payable by Tenant to Landlord pursuant to this Lease other than Monthly Rental, including Tenant's

                                                                    CONFIDENTIAL

    Proportionate Share of Common Operating Costs. All Monthly Rental and additional rent shall be paid in lawful money of the United States which shall be legal tender at the time of payment. Where no other time is stated herein for payment, payment of any amount payable from Tenant to Landlord hereunder shall be due, and made, within ten (10) days after Tenant's receipt of Landlord's invoice or statement therefor.

SECTION V. REIMBURSEMENT OF COMMON EXPENSES

A.  DEFINITIONS                                   SEE ADDENDUM SECTION XXXV.B.

    (1) "Common Areas" means all areas space, equipment and special services provided by Landlord for the common or joint use and benefit of the tenants, their employees, agents, servants, suppliers, customers and other invitees, including, by way of illustration, but not limitation, retaining walls, fences, landscaped areas, parks, curbs, sidewalks, private roads, restrooms, stairways, elevators, lobbies, hallways, patios, service quarters, parking areas, all common areas and other areas within the exterior of the Building and in the Project or as shown on the site plan attached to this Lease as EXHIBIT A.

    (2) "Taxes" shall mean all real property taxes, personal property taxes, improvement bonds, and other charges and assessments which are levied or assessed upon or with respect to the Building and Project and the land on which the Building and Project are located and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and Project and used in connection with the operation of the Building and Project and the land on which the Building and Project are located, including any increase in such taxes, whether resulting from a reassessment of the value of the land, the Building or the Project, personal property, or for any other reason, imposed by any governmental authority, and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes and any license fees, commercial rental tax, or other tax upon Landlord's business of leasing the Building and the Project, but shall not include any federal or state income tax, or any franchise, capital stock, estate, inheritance, succession, transfer and excess profit taxes imposed upon Landlord, and shall also include any tax consultant fee or other costs incurred by Landlord to review or contest any tax assessed against the Premises, Building or Project; provided, however, that for the first four (4) years of the initial Term (only) increases in real property taxes resulting solely from a voluntary change in ownership of the Project which occurs within such four (4) year period shall be excluded from Common Operating Costs, and provided further that assessments levied by governmental entities for public improvement purposes shall be included in Common Operating Costs as if paid by Landlord over the maximum period allowable without penalty.

    (3) "Common Operating Costs" shall mean the aggregate of all costs and expenses payable by Landlord in connection with the operation and maintenance of the Premises, Building, Project and Common Areas, including, but not limited to, (a) the cost of landscaping, repaving, resurfacing, repairing, replacing, painting, lighting, cleaning, removing trash, janitorial services, security services and other similar items; (b) the total cost of compensation and benefits of personnel to implement the services referenced herein; (c) all Taxes;
          (d) the cost of any insurance obtained by Landlord in connection with the Building and Project, including, but not limited to, the insurance required to be obtained by Landlord pursuant to this Lease;
          (e) the cost of operating, repairing and maintaining life, safety and access systems, including, without limitation, sprinkler systems; (f) the cost of monitoring services, if provided by Landlord, including, without limitation, any monitoring or control devices used by Landlord in regulating the parking areas; (g) the cost of water, electricity, gas and any other utilities; (h) legal, accounting and consulting fees and expenses;
          (i) compensation (including employment taxes and fringe benefits) of all persons who perform duties connected with the operation, maintenance and repair of the Premises, Project, Building or Common Areas; (j) energy allocation, energy use surcharges or environmental charges (other than charges incurred to investigate Hazardous Materials on, under or about the Premises, which shall be payable by Tenant to the extent provided in Section VIII.C. below (only)); (k) expenditures, costs, fees, assessments and other charges paid by Landlord in connection with traffic or energy management programs applicable to the Project in connection with Landlord's compliance with laws or other governmental requirements; (1) municipal inspection fees or charges; (m) any other costs or expenses incurred by Landlord under this Lease which are incurred in prudently operating the Property and/or in performing Landlord's obligations under the Lease and which are not otherwise directly reimbursed by tenants; (n) the amount charged by any management firm contracted by Landlord to provide any or all of the foregoing services; and (o) any fees, costs, expenses or dues payable pursuant to the terms of any covenants, conditions or restrictions or owners' association pertaining to the Building and/or the Project. The computation of Common Operating Costs shall be made in accordance with generally accepted accounting principles.

          Notwithstanding the foregoing, the following shall not be included in Common Operating Costs (or shall be deducted therefrom if included therein):

          (a) Costs incurred by Landlord due to the violation by Landlord or any other tenant of the terms and conditions of any lease of space in the Building or the Project;

          (b) Costs which Tenant or other tenants or occupants of the Building or the Project are obligated to pay or which are reimbursed by insurance or condemnation proceeds or under warranty;

          (c) Subject to (d) below, costs of capital replacements (as reasonably determined by Landlord) except: (i) to the extent the same are amortized over the reasonable useful life of the item as reasonably determined by Landlord and included in Common Operating Costs as so amortized, or (ii) those designed to reduce Common Operating Costs but only to the extent of the reasonably estimated savings to be achieved by Tenant during the term of this Lease;

          (d) Costs of capital repairs or replacements of structural elements of the Building;

          (e) Costs incurred in connection with bringing the Premises, Building, the Project or the Common Areas into initial compliance with any covenants, conditions and restrictions for the Project or with laws in effect and as applicable to the Building as of the date of this Lease;

          (f) Costs of reconstructing, modifying, altering or repairing any structural portions of the Project due to defective, or latent defects in, original construction;

          (g) Depreciation of or other expense reserves for the Building or the Project;

          (h) Any financing or refinancing costs and expenses secured by real estate within the Project including, but not limited to, interest or amortization on debt and rent under any ground or underlying lease; and

                                                                    CONFIDENTIAL

          (i) Any portion of an annual management fee paid to an affiliate of Landlord in excess of five percent (5%) of such year's gross rentals.

    (4) In the event during all or any portion of any calendar year the Building is not at least ninety-five percent (95%) rented and occupied, Landlord shall make an appropriate adjustment to the Common Operating Costs for such year, employing sound accounting and management principles, to determine the Common Operating Costs that would have been paid or incurred by Landlord had the Building been ninety-five percent (95%) rented and occupied and the amount so determined shall be deemed to have been the Common Operating Costs for such year.

    (5) Upon Tenant's request therefor, Landlord shall deliver to Tenant a copy of the tax bills received by Landlord for the Building and, so long as Tenant is Peregrine Systems, Inc. (unless Tenant is a "Permitted Transferee" (hereinafter defined), in which case such Permitted Transferee shall have the right), Tenant shall have the right, upon timely demand by Tenant, to require Landlord to contest the real property taxes reflected on such statement with respect to the Building. Tenant shall pay its pro rata share (based on Tenant's percentage of Rentable Area in the Building) of the costs and expenses incurred in contesting taxes pursuant to the foregoing sentence, which amount shall be additional rent and not included in Common Operating Costs for the purposes of this Lease.

B.  REIMBURSEMENT

    Within a reasonable time before the commencement of each calendar year during the Term, Landlord shall deliver to Tenant a reasonable estimate of the anticipated Common Operating Costs for the forthcoming calendar year. Tenant shall pay to Landlord, as additional rental, commencing on the Lease Commencement Date, and continuing on the first day of each calendar month thereafter, an amount equal to one-twelfth (1/12th) of the product obtained by multiplying (1) the remainder of the then estimated Common Operating Costs less the Base Operating Expense, times (2) Tenant's Proportionate Share. The estimated monthly charge for Tenant's Proportionate Share may be adjusted periodically by Landlord during the calendar year on the basis of Landlord's reasonably anticipated costs. Any expenditure by Landlord (e.g., resurfacing of parking areas, painting buildings, refurbishing landscaping or walkways and similar items) during the year which was not included in determining the estimated Common Operating Costs, may be billed separately to Tenant according to Tenant's Proportionate Share.

C.  REBATE OR ADDITIONAL CHANGES

    Within a reasonable time after the end of each calendar year, Landlord shall furnish to Tenant a statement showing the total Common Operating Costs less the Base Operating Expense and Tenant's Proportionate Share of the Common Operating Costs for the calendar year just ended. In the event Tenant reasonably disputes any item of Common Operating Costs reflected on any such statement Tenant may, within thirty (30) days after receipt thereof, request (in writing) Landlord to provide the reasonable documentary back-up for such item, which Landlord shall provide to Tenant as promptly as practicable upon receipt of such request. Tenant shall pay to Landlord upon demand as additional rent the costs and expenses incurred by Landlord in responding to such request. In the event that, upon reviewing the back-up so provided by Landlord, Tenant disagrees with the amount charged by Landlord to Tenant for any such item, Tenant may so notify Landlord. If Landlord agrees with the findings of Tenant, then an appropriate adjustment shall be made. In the event that there is a disagreement, then Landlord and Tenant shall select an independent auditor, whose determination shall be binding upon Landlord and

                                                                    CONFIDENTIAL

    Tenant. Landlord and Tenant shall share the fees of the independent auditor, if any, equally.

    If the amount of estimated Common Operating Costs less the Base Operating Expense paid by Tenant for any year during the Term exceeds the actual Common Operating Costs less the Base Operating Expense for such year. Landlord shall apply any amounts due to Tenant hereunder to any outstanding amounts due or amounts next coming due from Tenant to Landlord. If the estimated Common Operating Costs less the Base Operating Expense for such year are less than the actual Common Operating Costs less the Base Operating Expense for such year, then Tenant shall pay to Landlord, within thirty (30) days of Tenant's receipt of Landlord's statement, as additional rent, Tenant's Proportionate Share of the amount by which the actual Common Operating Costs less the Base Operating Expense exceeds the estimated Common Operating Costs less the Base Operating Expense. In the event the Term of this Lease expires, or this Lease is otherwise terminated, Landlord shall compute and prorate the credit or deficiency up to the date the Lease expired or was terminated and may apply any credit due Tenant to any outstanding amounts due by Tenant hereunder at that time.

D.  CONTROL OF COMMON AREAS

    Landlord shall have the sole and exclusive control of the Common Areas, as well as the right to make changes to the Common Areas. Notwithstanding the preceding sentence, Landlord is not responsible for any harm or damage to any of Tenant's officers, agents, or employees as a result of their use of the Common Areas. Landlord's rights (which shall be exercised in such a manner so as not to permanently and materially interfere with the use of the Premises for the Permitted Use or permanently and materially reduce the parking ratio for the Project below that required to be maintained by applicable law) shall include, but not be limited to, the right to (a) restrain the use of the Common Areas by unauthorized persons, (b) utilize from time to time any portion of the Common Areas for promotional and related matters, (c) temporarily close any portion of the Common Areas for repairs, improvements or alterations, (d) change the shape and size of the Common Areas or change the location of improvements within the Common Areas, including, without limitation, parking areas, roadways and curb cuts, and (e) prohibit access to or use of Common Areas that are designated for the storage of supplies or operation of equipment necessary to operate the Project or Building. As used in the parenthetical phrase in the foregoing sentence, the term "permanently" means a material interference which extends for a period in excess of sixty (60) consecutive days. Such parenthetical phrase shall not be applied to prevent Landlord from, and Landlord shall have no liability to Tenant for, performing repairs or maintenance which are required or permitted to be performed by Landlord pursuant to this Lease and which are reasonably necessary to maintain the Project in good condition and repair or to comply with Section XVIII. and/or XIX. below. Landlord may determine the nature, size and extent of the Common Areas as well as make changes to the Common Areas from time to time which, in its opinion, we deemed desirable.


SECTION VI.  SECURITY DEPOSIT                      SEE ADDENDUM SECTION XXXV.G.

Upon execution of this Lease, Tenant shall deposit with Landlord the Security Deposit defined in Section I. above, which shall be held by Landlord as security for the performance by Tenant of all terms, covenants and conditions of this Lease. It is expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent or the obligation to repair and maintain the Premises or to perform any other term, covenant or condition contained herein, Landlord may (but shall not be required to), without prejudice to any other remedy provided herein or provided by law and without notice to Tenant, use the Security Deposit, or any portion of it, to cure the default or to compensate Landlord for all damages sustained by Landlord

                                                                    CONFIDENTIAL
resulting from Tenant's default. Tenant shall pay to Landlord within ten (10) days after Landlord's demand therefor a sum equivalent to the portion of the Security Deposit so expended or applied by Landlord as provided in this paragraph so as to maintain the Security Deposit in the sum initially deposited with Landlord. Although the Security Deposit shall be deemed the property of Landlord, if Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds and Landlord, not Tenant, shall be entitled to all interest, if any, accruing on any such deposit. Upon any sale or transfer of its interest in the Building, Landlord shall transfer the Security Deposit to its successor in interest and thereupon, Landlord shall be released from any liability or obligation with respect thereto.


SECTION VII.  TENANT'S TAXES

To the extent not covered as a Common Operating Cost, Tenant shall be liable for any tax (now or hereafter imposed by any governmental entity) applicable to or measured by or on the rents or any other charges payable by Tenant under this Lease, including (but not limited to) any gross income tax, gross receipts tax or excise tax with respect to the receipt of such rent or other charges or the possession, leasing or operation, use or occupancy of the Premises, but not including any net income, franchise, capital stock, estate or inheritance taxes. If any such tax is required to be paid to the governmental taxing entity directly by Landlord, then Landlord shall pay the amount due and, upon demand, shall be fully reimbursed by Tenant for such payment.

Tenant shall also be liable for all taxes levied against the leasehold held by Tenant or against any personal property, leasehold improvements, additions, alterations and fixtures placed by or for Tenant in, on or about the Premises, Building and Project or constructed by Landlord for Tenant in the Premises; and if any such taxes are levied against Landlord or Landlord's property, or if the assessed value of such property is increased (whether by special assessment or otherwise) by the inclusion therein of value placed on such leasehold, personal property, leasehold improvements, additions, alterations and fixtures, and Landlord pays any such taxes (which Landlord shall have the right to do regardless of the validity thereof), Tenant, upon demand, shall fully reimburse Landlord for the taxes so paid by Landlord or for the proportion of such taxes resulting from such increase in any assessment.

Tenant shall have the right, upon providing Landlord with security adequate in Landlord's sole but reasonable opinion to prevent the same from becoming a lien on the Premises, Building or Project, to contest taxes for which Tenant is responsible pursuant to this Section VII.


SECTION VIII.  USE OF PREMISES

A.  PERMITTED USES

    Tenant may use the premises and Common Areas solely for the Permitted Use specified in subsection I.M. above, and for no other use. Tenant shall, at its own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises and Common Areas or permit any odors to emanate from the Premises and intrude upon the Common Areas or the premises of other tenants. Tenant shall not commit or suffer to be committed any waste in or upon the Premises, Common Areas, Building or Project. Tenant shall not do or permit anything to be done in or about the Premises, Common Areas, Building or Project which may render the insurance thereon void or increase the insurance risk thereon, without Landlord's prior written consent in each instance, which will not be unreasonably withheld but which may be conditioned (without limitation) upon Tenant's payment of

                                                                    CONFIDENTIAL
    any resultant increases in the premium. If an increase in any fire and extended coverage insurance premiums paid by Landlord for the Building and Project is caused by Tenant's use and occupancy of the Premises, then
    Tenant shall pay as additional rental the amount of such increase to Landlord.

B.  COMPLIANCE WITH LAWS

    Tenant shall not use the Premises, Building, Project or Common Areas in any way (or permit or suffer anything to be done in or about the same) which will conflict with any, law, statute, ordinance or governmental rule or regulation or any covenant, condition or restriction (whether or not of public record) affecting the Premises, Project or Building, now in force or which may hereafter be enacted or promulgated including, but not limited to, the provisions of any city or county zoning codes regulating the use thereof. Tenant shall, at its sole cost and expense, promptly comply with
    (a) all laws, statutes, ordinances and governmental rules and regulations, now in force or which may hereafter be in force, applicable to Tenant or its use of or business or operations in the Premises,(b) all requirements, and other covenants, conditions and restrictions, now in force or which may hereafter be in force, which affect the Premises, and (c) all requirements, now in force or which may hereafter be in force, of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, Building or Project. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, governmental rule or regulation or any requirement, covenant, condition or restriction shall be conclusive of the fact as between Landlord and Tenant. Tenant agrees to fully indemnify Landlord against any liability, claims or damages arising as a result of a breach of the provisions of this subsection by Tenant, and against all costs, expenses, fines or other charges arising therefrom, including, without limitation, reasonable attorneys' fees and related costs incurred by Landlord in connection therewith, which indemnity shall survive the expiration or earlier termination of this Lease. Without limiting the generality of the foregoing, it is expressly understood and agreed that, subject to performance by Landlord of Landlord's Work described in EXHIBIT C hereto, and performance by Landlord of its obligations pursuant to the last unnumbered paragraph of Section III.D. above (any violation of which by Landlord shall give rise (only) to a claim by Tenant for breach of this Lease and damages), Tenant is accepting the Premises "AS IS", in its present state and condition, without any representations or warranties from Landlord of any kind whatsoever, either express or implied, with respect to the Premises or the Building, including without limitation the compliance of the Premises or the Building with The Americans With Disabilities Act and the rules and regulations promulgated thereunder, as amended from time to time (the "ADA"). Except as otherwise provided for in EXHIBIT C hereto and the last unnumbered paragraph of Section III.D. hereof, if Tenant's use of the Premises or operations therein cause Landlord to incur any obligation under the ADA, as reasonably determined by Landlord, then Tenant shall reimburse Landlord for Landlord's costs and expenses in connection therewith. Notwithstanding the foregoing, Landlord shall be responsible for compliance of the Common Areas with the ADA (as in effect and applicable to the Project as of the date hereof), except if and to the extent that such compliance is required by or relates to Tenant's operations in the Premises. If Tenant's initial use of the Premises is not a place of public accommodation" within the meaning of the ADA, then Tenant may not thereafter change the use of the Premises to cause the Premises to become a "place of public accommodation" unless such use is consistent with the Permitted Use and Tenant pays all costs and expenses of compliance of the Premises, Building and Project with the ADA associated therewith. In the event that Tenant desires or is required hereby to make Alterations (as defined in Section XII. below) to the Premises in order to satisfy its obligations under the ADA, ten all such Alterations shall be subject to any requirements in the Lease with respect to Alterations of the Premises, and shall be performed at Tenant's sole cost and expense. Except for Alterations to the Premises, nothing herein shall give Tenant any right whatsoever to make any alterations or

                                                                    CONFIDENTIAL
    modifications to any portion of the Building or its appurtenant facilities. Tenant shall be responsible for insuring that the Premises and Tenant's use thereof and operations therein fully and completely comply with the ADA.

C.  HAZARDOUS MATERIALS                           SEE ADDENDUM SECTION XXXV.C.

    Tenant covenants and agrees that it shall not cause or permit any Hazardous Material (as defined below) to be brought upon, kept, or used in or about the Premises, Building or Project by Tenant, its agents, employees, contractors or invitees. The foregoing covenant shall not extend to substances typically found or used in general office applications so long as (i) such substances and any equipment which generates such substances are maintained only in such quantities as are reasonably necessary for Tenant's operations in the Premises, (ii) such substances are used strictly in accordance with the manufacturers' instructions therefor, (iii) such substances are not disposed of in or about the Project in a manner which would constitute a release or discharge thereof, and (iv) all such substances and any equipment which generates such substances are removed from the Project by Tenant upon the expiration or earlier termination of this Lease. Any use, storage, generation, disposal, release or discharge by Tenant of Hazardous Materials in or about the Project as is permitted pursuant to this subsection C. shall be carried out in compliance with all applicable federal, state and local laws, ordinances, rules and regulations. Moreover, no hazardous waste resulting from any operations by Tenant shall be stored or maintained by Tenant in or about the Project for more than ninety (90) days prior to removal by Tenant. Tenant shall, annually within thirty (30) days after Tenant's receipt of Landlord's written request therefor, provide to Landlord a written list identifying any Hazardous Materials then maintained by Tenant in the Project, the use of each such Hazardous Material and the approximate quantity of each such Hazardous Material so maintained by Tenant, together with written certification by Tenant stating, in substance, that neither Tenant nor any person for whom Tenant is responsible has released or discharged any Hazardous Materials in or about the Project.

    In the event that Tenant proposes to conduct any use or to operate any equipment which will or may utilize or generate a Hazardous Material other than as specified in the first paragraph of this subsection, Tenant shall first in writing submit such use or equipment to Landlord for approval. No approval by Landlord shall relieve Tenant of any obligation of Tenant pursuant to this subsection, including the removal, clean-up and indemnification obligations imposed upon Tenant by this subsection. Tenant shall, within five (5) days after receipt thereof, furnish to Landlord copies of all notices or other communications received by Tenant with respect to any actual or alleged release or discharge of any Hazardous Material in or about the Premises or the Project and shall, whether or not Tenant receives any such notice or communication, notify Landlord in writing of any discharge or release of Hazardous Material by Tenant or anyone for whom Tenant is responsible in or about the Premises or the Project. In the event that Tenant is required to maintain any Hazardous Materials license or permit in connection with any use conducted by Tenant or any equipment operated by Tenant in the Premises, copies of each such license or permit, each renewal or revocation thereof and any communication relating to suspension, renewal or revocation thereof shall be furnished to Landlord within five (5) days after receipt thereof by Tenant. Compliance by Tenant with the two immediately preceding sentences shall not relieve Tenant of any other obligation of Tenant pursuant to this subsection.

    Upon any violation of the foregoing covenants, Tenant shall be obligated, at Tenant's sole cost, to clean-up and remove from the Project all Hazardous Materials introduced into the Project by Tenant or any person or entity for whom Tenant is responsible. Such clean-up and removal shall include all testing and investigation required by any governmental authorities having jurisdiction and preparation and implementation of any remedial action plan required by any governmental authorities having jurisdiction. All such clean-up and removal activities of Tenant shall, in each instance, be conducted to

                                                      CONFIDENTIAL
    the satisfaction of Landlord (acting as a responsible owner of real property in directing the performance of such activities by a third party responsible for the condition) and all governmental authorities having jurisdiction. Landlord's right of entry pursuant to Section XI. shall include the right to enter and inspect the Premises for violations of Tenant's covenants herein.

    Tenant shall indemnify, defend and hold harmless Landlord, its partners, and its and their successors, assigns, partners, officers, employees, agents, lenders and attorneys from and against any and all claims, liabilities, losses, actions, costs and expenses (including attorneys' fees and costs of defense) incurred by such indemnified persons, or any of them, as the result of (A) the introduction into or about the Project by Tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (B) the usage, storage, maintenance, generation, disposition or disposal by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, (C) the discharge or release in or about the Project by tenant or anyone for whom Tenant is responsible of any Hazardous Materials, (D) any injury to or death of persons or damage to or destruction of property resulting from the use, introduction, maintenance, storage, generation, disposal, disposition, release or discharge by Tenant or anyone for whom Tenant is responsible of Hazardous Materials in or about the Project, and (E) any failure of Tenant or anyone for whom Tenant is responsible to observe the foregoing covenants of this subsection.

    Upon any violation of the foregoing covenants, Landlord shall be entitled to exercise all remedies available to a landlord against a defaulting tenant, including but not limited to those set forth in Section XX.
    Without limiting the generality of the foregoing, Tenant expressly agrees that upon any such violation Landlord may, at its option, immediately terminate this Lease. In the event this Lease terminates prior to Tenant's completion of its clean-up and removal covenant hereunder, Tenant shall, nevertheless, continue to be responsible to complete the clean-up and removal and for any damages, including without limitation payment of rental loss, suffered by Landlord as a result of the clean-up operations and/or contamination caused by a violation of Tenant's covenants herein. No action by Landlord hereunder shall impair the obligations of Tenant pursuant to this subsection.

    As used in this subsection, "Hazardous Materials" is used in its broadest sense and shall include any petroleum based products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products and any substance or material defined or designated as hazardous or toxic, or other similar term, by any federal, state or local environmental statute, regulation, or ordinance affecting the Premises, Building or Project presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time, including but not limited to the statutes listed below:

          Resource Conservation and Recovery Act of 1976, 42 U.S.C. Sec. 6901 ET SEQ.

          Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sec. 9601 ET SEQ.

          Clean Air Act, 42 U.S.C. Sections 7401-7626.

          Water Pollution Control Act (Clean Water Act of 1977), 33 U.S.C. Sec. 1251 ET SEQ.


          Insecticide, Fungicide, and Rodenticide Act (Pesticide Act of 1987), 7 U.S.C. Sec. 135 ET SEQ.

          Toxic Substances Control Act, 15 U.S.C. Sec. 2601 ET SEQ.

                                                      CONFIDENTIAL

          Safe Drinking Water Act, 42 U.S.C. Sec. 300(f)ET SEQ.

          National Environmental Policy Act (NEPA) 42 U.S.C. Sec. 4321 ET SEQ.

          Refuse Act of 1899, 33 U.S.C. Sec. 407 ET SEQ.

          California Health and Safety Code Sec. 25316 ET SEQ.

    By its signature to this Lease, Tenant confirms that it has been provided with a copy of an environmental site assessment of the Project described in Addendum Section XXXV. C. and that it has conducted its own examination of the Premises and the Project with respect to Hazardous Materials. Except as set forth in the Report, to Landlord's actual knowledge (without any inquiry other than requesting the Report) (i) no Hazardous Material is present on the Project or the soil, surface water or groundwater thereof,
    (ii) no underground storage tanks or asbestos containing building materials are present on the Project, and (iii) no action, proceeding or claim is pending or threatened concerning the Project concerning any Hazardous Material or pursuant to any Environmental Law. On the basis of the foregoing, Tenant accepts the Premises and Project "AS IS." Notwithstanding anything to the contrary in this Lease, in the event that Hazardous Materials are discovered in the Project, the presence of which is not caused by a breach of the obligations of Tenant set forth in this subsection C., Landlord shall, at Landlord's sole cost and expense, remove, remediate, or otherwise deal with such Hazardous Materials if, as and when required by applicable governmental authorities. In addition, subject to
    Section XV. B. below, Landlord agrees to indemnify and hold Tenant harmless from and against any and all costs of compliance required to be incurred by Tenant by any governmental authority with jurisdiction and/or any and all claims, demands, costs and expenses for personal injury and property damage asserted against Tenant and reduced to judgment against Tenant in a legal action, including reasonable attorneys' fees incurred therein (collectively, "Claims"), if and to the extent that the same are judicially determined or otherwise proved to the reasonable satisfaction of Landlord to have been caused by the presence (or later effects) in or about the Project of Hazardous Materials introduced to the Project by Landlord.

    Tenant acknowledges that incorporation of any material containing asbestos into the Premises is absolutely prohibited. Tenant agrees, represents and warrants that it shall not incorporate or permit or suffer to be incorporated, knowingly or unknowingly, any material containing asbestos into the Premises.

D.  LANDLORD'S RULES AND REGULATIONS

    Tenant shall, and Tenant agrees to cause its agents, servants, employees, invitees and licensees to, observe and comply fully and faithfully with the rules and regulations attached hereto as EXHIBIT E or such other non-discriminatory rules and regulations which may hereafter be adopted by Landlord (the "Rules") for the care, protection, cleanliness, and operation of the Premises, Building and Project, and any modifications or additions to the Rules adopted by Landlord, provided that, Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for failure of any other tenant or occupant of the Building or Project to observe or comply with any of the Rules.

E.  TRAFFIC AND ENERGY MANAGEMENT

    Landlord and Tenant agree to cooperate and use their best efforts to participate in governmentally mandated or voluntary traffic management programs generally applicable to businesses located in the area in which the Project is situated or to the Project and, initially, shall encourage and support van and car pooling by employees and shall encourage and support staggered and flexible working hours for employees to the fullest extent permitted by the requirements of Tenant's business. Neither this subsection nor

                                                      CONFIDENTIAL
    any other provision in this Lease, however, is intended to or shall create any rights or benefits in any other person, firm, company, governmental entity or the public.

    Landlord and Tenant agree to cooperate and use their best efforts to comply with any and all guidelines or controls imposed upon either Landlord or Tenant by federal or state governmental organizations or by any energy conservation association to which Landlord is a party concerning energy management; provided, however, Tenant shall not be responsible (subject to Tenant's obligations elsewhere in this Lease) to comply with voluntary traffic or energy management programs of the type described in this Section VIII.E. except to the extent required by law.

    All costs, fees assessments and other charges paid by Landlord to any governmental authority or voluntary association in connection with any program of the types described in this subsection, all costs and fees paid by Landlord to any governmental authority or third party pursuant to or to effect such program and all costs associated with administration and management of such program or compliance therewith, shall be included in Common Operating Costs. However, any costs, fees, fines or other levies assessed against Landlord as the result of failure of any tenant to comply with this subsection shall be reimbursed by such noncomplying tenant to Landlord as additional rent.


SECTION IX.  SERVICE AND UTILITIES

A.  STANDARD BUILDING SERVICES AND REIMBURSEMENT BY TENANT

    So long as Tenant is not in default hereunder (including any default of a type described in clauses (4) - (6) of Section XX.A. below), Landlord agrees to make available to the Premises, during the Building's normal business hours and days of 7:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. Saturday (holidays excepted) such heat and air conditioning (hereinafter "HVAC"), water and electricity, as may be required in Landlord's judgment for the comfortable use and occupation of the Premises for general office purposes and at a level which is usual and customary in similar office buildings in the area where the Project is located, all of which shall be subject to the Rules of the Building as well as any governmental requirements or standards relating to, among other things, energy conservation. Tenant agrees to pay, as a Common Operating Cost in accordance with Section V. above, Tenant's Proportionate Share in excess of the Base Operating Expense of the full cost of all utilities supplied to the Premises, together with any taxes thereon; provided, however, if any such service or utilities are separately metered to the Premises, Tenant shall pay the cost thereof in a timely manner directly to the utility company providing such service. Tenant's obligations in this Section regarding utilities include, but are not limited to, initial connection charges, all charges for gas, water and electricity used on the Premises, and for all electric light lamps or tubes. If any such utility or service is not separately metered to the Premises, Tenant shall be required to pay any increased cost, as additional rent, of any such utility and service, including without limitation water, electricity and HVAC, resulting from any use of the Premises at any time other than the schedule of normal business hours for providing such utilities and services as reasonably determined by Landlord or any unusual or non-customary use beyond that which Landlord has agreed to make available as described above, or resulting from special electrical, cooling and ventilating needs created in certain areas by telephone equipment, computers and other similar equipment or uses. If the Building is designed for individual tenant operation of the HVAC, Tenant agrees to pay the cost of operating the HVAC at any time other than the schedule of hours for providing the same set forth above, which cost may include the operation of the HVAC for space located outside the Premises when such space is serviced concurrently with the operation of the HVAC for the benefit of the Premises.

                                                                    CONFIDENTIAL

B.  LIMITATION ON LANDLORD'S OBLIGATIONS

    Landlord shall not be in breach of its obligations under this Section unless Landlord fails to make any repairs or perform maintenance which it is obligated to perform hereunder and such failure persists for an unreasonable time after written notice of a need for such repairs or maintenance is given to Landlord by Tenant. Landlord agrees to investigate the necessity of any repair or maintenance alleged to be necessary in such written notice promptly, and shall commence any repair or maintenance that Landlord determines is necessary within a reasonable period of time thereafter. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, brownouts, blackouts, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, nor shall such failure under such circumstances be construed as a constructive or actual eviction of Tenant. If, as a result of Landlord's negligence or willful misconduct, utility service to the Premises continues interrupted for a period of in excess of three (3) consecutive business days after written notice thereof is given to Landlord by Tenant (which three (3) business day period shall be extended by force majeure events described in Section XXXIII.K. below) and which interruption materially prohibits the use of the Premises for the Permitted Use, then Monthly Rental and Tenant's obligation to pay Common Operating Costs shall abate from and after expiration of such three (3) business day period (as so extended) until service is restored. Landlord shall not be liable under any circumstances for loss or injury to property or business, however occurring, through or in connection with or incidental to Landlord's failure to furnish any of said service or utilities.

C.  EXCESS SERVICE

    Tenant shall not, without the written consent of Landlord, use any apparatus or device in the Premises, including, without limitation, electronic data processing machines, punch card machines or machines using in excess of one hundred twenty (120) volts or which consumes more electricity than is usually furnished or supplied for the Permitted Use of the Premises, as determined by Landlord. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of the Premises (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse. The excess cost (including any penalties for excess usage) for such water and electric current shall be established by an estimate made by a utility company or independent engineer hired by Landlord at Tenant's expense and Tenant shall pay such excess costs each month with the Monthly Rental. All costs and expenses of modifying existing equipment, cables, lines, etc. or installing additional equipment, cables, lines, etc. to accommodate such excess usage or use by Tenant of such apparatus or device shall be borne by Tenant.

D.  SECURITY SERVICES

    Certain security measures (both by electronic equipment and personnel) may be provided by Landlord in connection with the Building and Common Areas. However, Tenant hereby acknowledges that such security is intended to be only for the benefit of the Landlord in protecting its property from fire, theft, vandalism and similar perils and while certain incidental benefits may accrue to the Tenant therefrom, such security is not for the purpose of protecting either the property of Tenant or the safety of its officers, employees, servants or invitees. By providing such security, Landlord assumes no obligation to Tenant and shall have no liability arising therefrom. If, as a result of Tenant's particular occupancy of the Premises, Landlord in its sole discretion determines that it is necessary to provide security or implement additional security measures or devices in or about the Building or the Common Areas, Tenant shall be required to pay, as additional rent, the cost or increased cost, as the case may be, of such security.

                                                                    CONFIDENTIAL

SECTION X. MAINTENANCE AND REPAIRS

A.  Landlord's Obligations                        SEE ADDENDUM SECTION XXXV.D.

    Except for special or non-standard systems and equipment installed for Tenant's exclusive use, Landlord shall keep in good condition and repair, subject to reimbursement by Tenant as a Common Operating Cost of Tenant's Proportionate Share of the cost and expense incurred by Landlord in connection therewith, the foundations, exterior walls, structural condition of interior bearing walls and roof of the Premises, and the Building, as well as the parking lots, walkways, driveways, landscaping, fences, signs, and utility installations of the Project. Landlord shall not be required to make any repairs that are the obligation of any other tenant or occupant within the Building or Project or repairs for damage caused by any negligent or intentional act or omission of Tenant or any person claiming through or under Tenant or any of Tenant's employees, suppliers, shippers, customers or invitees, in which event Tenant shall repair such damage at its sole cost and expense. Tenant hereby waives and releases its right to make repairs at Landlord's expense under any law, statute, ordinance, rules and regulations now or hereafter in effect in any jurisdiction in which the Project is located.

B.  TENANT'S OBLIGATIONS                          SEE ADDENDUM SECTION XXXV.D.

    Except as otherwise provided in Sections XVIII and XIX, Tenant shall, at its sole cost and expense, make all repairs and replacements as and when Landlord deems reasonably necessary to preserve in good working order and condition the Premises and every part thereof, including, without limitation, heating, ventilating and air conditioning systems which service the Premises, plumbing within the Premises, special or supplementary heating, ventilating and air conditioning systems located within the Premises and installed for the exclusive use of the Premises, electrical and lighting facilities and equipment within the Premises and all other non-standard utility facilities and systems exclusively serving the Premises, and all trade fixtures, interior walls, interior surfaces of exterior walls, ceilings, windows, doors (including entry doors), cabinets, draperies, window coverings, carpeting and other floor coverings, plate glass and skylights located within the Premises. Notwithstanding the foregoing, if the cost of repairing a Building system in any one instance where the same requires repair exceeds, in Landlord's sole but reasonable opinion, twenty-five percent (25%) of the cost, expense and fees of all work required to replace the entire system, then Landlord will be responsible for the cost of such system repair. Tenant shall contract for janitorial services in the Premises with the company providing janitorial services for the other building in the Project. Tenant shall, at its sole cost and expense, make all repairs to the Premises, Building and Project which are required, in the reasonable opinion of Landlord, as a result of any misuse, neglect, negligent or intentional act or omission committed or permitted by Tenant or by any subtenant, agent, employee, supplier, shipper, customer, invitee or servant of Tenant.

C.  LANDLORD'S RIGHT TO MAKE REPAIRS

    In the event that Tenant fails to maintain the Premises, Building or Project in good and sanitary order, condition and repair as required by this Lease, then, following written notification to Tenant and expiration of the applicable grace period described in Section XX. (except in the case of an emergency, in which case no prior notification and/or grace period shall be required), Landlord shall have the right, but not the obligation, to enter the Premises and to do such acts and expend such funds at the expense of Tenant as are required to place the Premises, Building and Project in good, safe and sanitary order, condition and repair. Any amount so expended by Landlord shall be paid by Tenant promptly upon demand as additional rent.

D.  CONDITION OF PREMISES UPON SURRENDER

    Except as otherwise provided in this Lease, Tenant shall, upon the expiration or earlier termination of the Term, surrender the Premises to Landlord in the same condition as on the date Tenant took possession, broom clean, except for reasonable wear and tear,

                                                                    CONFIDENTIAL
    damage caused by an event which is insured by property insurance maintained by Landlord pursuant to Section XIV.B.(1) below (subject to Tenant's obligations stated in the last sentence of Section X.B.), and condemnation (subject to Tenant's assignment to Landlord of the right to receive proceeds of condemnation for any fixtures or other property required to be surrendered to Landlord under this subsection D.). All appurtenances, fixtures, improvements, additions and other property attached to or installed in the Premises whether by Landlord or by or on behalf of Tenant, and whether at Landlord's expense or Tenant's expense, shall be and remain the property of Landlord unless Landlord specifically agrees or requires otherwise in writing (which removal, with respect to Alterations, shall be subject to Section XII. below). Any furnishings and personal property of Tenant located in the Premises, whether the property of Tenant or leased by Tenant (including the fixtures, improvements and other items agreed, in writing, by Landlord to belong to the Tenant as provided in the preceding sentence), shall be and remain the property of Tenant and shall be removed by Tenant at Tenant's sole cost and expense at the expiration of the Term. Tenant shall promptly repair any damage to the Premises or the Building resulting from such removal. Any of Tenant's property not removed from the Premises prior to the expiration of the Term shall, at Landlord's option, either become the property of Landlord or may be removed by Landlord and Tenant shall pay to Landlord the cost of such removal within ten (10) days after delivery of a bill therefor or Landlord, at its option, may deduct such amount from the Security Deposit. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment, shall be repaired by Tenant at Tenant's expense.


SECTION XI.  ENTRY BY LANDLORD

Landlord reserves and shall at any and all times have the right to enter the Premises at reasonable times to inspect the same to determine whether Tenant is complying with its obligations hereunder; to supply any service to be provided by Landlord hereunder; and to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder; and, upon reasonable notice to Tenant, may exhibit the Premises to prospective purchasers, mortgagees or, within the last twelve (12) months of the Term, prospective tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises and any portion of the Building and Project, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures that are reasonably required by the character of the work to be performed by Landlord, provided that the business of Tenant shall not be interfered with unreasonably. In the event Landlord desires to enter the Premises with any third party whom Tenant reasonably identifies as a business competitor of Tenant, Tenant shall have the right, at Tenant's option, to designate an available representative to accompany Landlord and such third party within the Premises. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in the event of an emergency. Any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.


SECTION XII.  ALTERATIONS, ADDITIONS AND TRADE FIXTURES

Tenant shall not make any alterations, additions or improvements to the Premises, or any part thereof, whether structural or nonstructural (hereafter "Alterations"), without Landlord's prior written consent which will not be unreasonably withheld or delayed. Notwithstanding the foregoing, Landlord's prior consent is not required for any non-structural alterations which do not affect the Building systems, which are not visible from the exterior of the Premises, which are consistent with the Tenant Improvements, which do not alter the floor plan of the Premises

                                                                    CONFIDENTIAL
or the flow of the Building and which cost, in any instance, less than $10,000 (inclusive of all professional, permit and other fees, costs and expenses). In order to obtain Landlord's preliminary consent, Tenant shall submit such information as Landlord may require, including without limitation plans and specifications for the Alterations. Any professional fees or other reasonable costs and expenses incurred by Landlord in reviewing such plans and specifications shall be paid to Landlord by Tenant as additional rent upon demand. After Landlord gives preliminary consent, in order to obtain Landlord's final consent, which consent may not be unreasonably withheld, Tenant shall then submit (i) permits, licenses, bonds, and the construction contract, all in conformance with the plans and specifications preliminarily approved by Landlord; (ii) evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory; and (iii) such other information as Landlord deems reasonably necessary. The construction contract shall, at a minimum, require the general contractor and all subcontractors to obey the rules and regulations of the Building and Project. All Alterations shall be done in a good workmanlike manner by qualified and licensed contractors or mechanics, as approved by Landlord. In no event shall any Alterations affect the structure of the Building or its exterior appearance. All Alterations made by or for Tenant (other than Tenant's moveable trade fixtures), shall, unless Landlord expressly requires or agrees otherwise in writing, immediately become the property of Landlord, without compensation to Tenant, but Landlord has no obligation to repair, maintain or insure those Alterations. Carpeting, shelving and cabinetry are considered improvements of the Premises and not movable trade fixtures, regardless of how or where affixed. No Alterations will be removed by Tenant from the Premises either during or at the expiration or earlier termination of the Term, and they shall be surrendered as a part of the Premises unless Landlord has required that Tenant remove them. At Landlord's discretion, Alterations are subject to removal by Tenant and at Tenant's sole cost and expense except for any Alterations which Landlord agreed in writing, in response to a request by Tenant made at the time Tenant requested Landlord to consent to the Alteration, that Tenant would not be required to remove at the end of the Term. Upon any such removal, Tenant shall repair any damage caused to the Premises thereby, and shall return the Premises to the condition they were in prior to installation of such Alterations so removed. Tenant shall indemnify, defend and keep Landlord free and harmless from and against all liability, loss, damage, cost, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant. In connection with any Alterations for which Landlord's consent is required, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's liens and to insure completion of the work. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building and the Project, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord written notice of the commencement of any construction in or on the Premises at least thirty (30) business days prior thereto. Prior to the commencement of any such construction, Landlord shall be furnished certificates of insurance, naming Landlord as an additional insured, evidencing that each contractor performing work has insurance acceptable to Landlord, including but not limited to general liability insurance of not less that One Million Dollars ($1,000,000.00) and worker's compensation insurance in the statutorily required amount.

SECTION XIII.  MECHANIC'S LIENS

Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed, material furnished or obligation incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause such lien to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All such sums paid and all expenses incurred by Landlord in connection therewith shall be due and payable to Landlord by Tenant on demand.

                                                                    CONFIDENTIAL

SECTION XIV.  INSURANCE

A.  TENANT

    During the Term hereof, Tenant shall keep in full force and effect the following insurance and shall provide appropriate insurance certificates to Landlord prior to the Lease Commencement Date and annually thereafter before the expiration of each policy:

    (1) Commercial general liability insurance for the benefit of Tenant and Landlord as an additional insured, with a limit of not less than Two Million Dollars ($2,000,000.00)combined single limit per occurrence, against claims for personal injury liability including, without limitation, bodily injury, death or property damage liability and covering (i) the business(es) operated by Tenant and by any subtenant of Tenant on the Premises, (ii) operations of independent contractors engaged by Tenant for services or construction on or about the Premises, and (iii) contractual liability;

    (2) Fire, extended coverage, vandalism and malicious mischief insurance, insuring the personal property, furniture, furnishings and fixtures belonging to Tenant located on the Premises for not less than one hundred percent (100%) of the actual replacement value thereof;

    (3)   Workers' compensation in the amount required by law;

    (4) Business interruption or loss of income insurance in amounts satisfactory to Landlord, with a rental interruption rider assuring Landlord that the rent due hereunder will be paid for a period of not less than twelve (12) months if the Premises are destroyed or rendered inaccessible by a risk insured against by a policy of all risk insurance; and

    (5)   Such other insurance as Landlord deems reasonably necessary.

    Each insurance policy obtained by Tenant pursuant to this Lease shall contain a clause that the insurer will provide Landlord with at least thirty (30) days prior written notice of any material change, non-renewal or cancellation of the policy, shall be in a form satisfactory to Landlord and shall be taken out with an insurance company authorized to do business in the State in which the Project is located and rated not less than Best's Financial Class X and Best's Policy Holder Rating "A". In addition, any insurance policy obtained by Tenant shall be written as a primary policy, and shall not be contributing with or in excess of any coverage which Landlord may carry, and shall have loss payable clauses satisfactory to Landlord and in favor of Landlord naming Landlord, and any other party reasonably designated by Landlord, as an additional insured. The liability limits of the above described insurance policies shall in no matter limit the liability of Tenant under the terms of Section XV. below.

    Not more frequently than every two (2) years, if, in the reasonable opinion of Landlord, the amount of liability insurance specified in this Section
    XIV. is not adequate, the above-described limits of coverage shall be adjusted by Landlord, by written notification to Tenant, in order to maintain the level of insurance protection comparable to the protection afforded on the date the Term commences. If Tenant fails to maintain and secure the insurance coverage required under this Section XIV., then Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to procure and maintain such insurance, the cost of which shall be due and payable to Landlord by Tenant on demand.
                                          19

                                                                    CONFIDENTIAL

    If, on account of the failure of Tenant to comply with the provisions of this Section, Landlord is deemed a co-insurer by its insurance carrier, then any loss or damage which Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant as additional rent upon receipt of a bill therefor and evidence of such loss.

B.  LANDLORD

    During the Term hereof, Landlord shall keep in full force and effect the following insurance

    (1) Fire, extended coverage and vandalism and malicious mischief insurance insuring the Building and Project of which the Premises are a part, in an amount not less than eighty percent (80%) (or such greater percentage as may be required by law) of the full replacement cost thereof; and

    (2) Such other insurance as Landlord deems necessary in its sole and absolute discretion.

    All insurance policies shall be issued in the names of Landlord and Landlord's lender, and any other party reasonably designated by Landlord as an additional insured, as their interests appear. The insurance policies shall provide that any proceeds shall be made payable to Landlord, or to the holders of mortgages or deeds of trust encumbering Landlord's interest in the Premises, Building and Project, or to any other party reasonably designated by Landlord as an additional insured, as their interests shall appear. All insurance premiums for Landlord's insurance shall be included in Common Operating Costs.

C.  WAIVER OF SUBROGATION

    Landlord and Tenant each hereby waives any and all rights of recovery against the other, and against any other tenant or occupant of the Project who waives such rights as to Tenant and against the officers, employees, agents, representatives, customers and business visitors of such other party and of each such other tenant or occupant of the Project, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of property insurance required to be carried by such waiving party pursuant to the provisions of this Lease (or any other policy of property insurance carried by such waiving party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving party actually obtains and maintains the insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). Landlord and Tenant shall, upon obtaining the policies of insurance which they are required to maintain hereunder, give notice to their respective insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.


SECTION XV.  INDEMNITY AND EXEMPTION

A.  INDEMNITY

    (1)   BY TENANT

          Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, partners and employees entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person or for damages to any property or for violation of law arising out of or in any manner connected with
          (i) the use,

                                                                    CONFIDENTIAL
          occupancy or enjoyment of the Premises, Building or Project by Tenant or Tenant's agents, employees, invitees or contractors (the "Tenant's Agents") or any work, activity or other things allowed or suffered by Tenant or Tenant's Agents to be done in or about the Premises, Building or Project, (ii) any breach or default in the performance of any obligation of Tenant under this Lease, and (iii) any act or failure to act, whether negligent or otherwise tortious; by Tenant or Tenant's Agents in or about the Premises, Building or Project.


    (2)   BY LANDLORD

          Subject to Section XIV.C. above and the first paragraph of XV.B. below, Landlord hereby agrees to indemnify and hold harmless Tenant and its officers and directors, from and against any and all losses, liabilities, demands, actions, expenses, or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person or for damages to any property or for violation of law occurring within the Project or (but only if and to the extent not covered by the insurance required to be carried by Tenant under this Lease, regardless of whether Tenant actually maintains the same) within the Building or Premises, if and to the extent that it is adjudged by a court of competent jurisdiction, or otherwise proved to the reasonable satisfaction of Landlord, that the same is caused by
          (i) any default by Landlord in the performance of any obligation of Landlord under this Lease, or (ii) any act or, where Landlord has a specific duty under this Lease to act, omission constituting gross negligence or willful misconduct of Landlord, its agents, contractors or employees.

B. LIMITATION ON LANDLORD'S LIABILITY; RELEASE OF DIRECTORS, OFFICERS AND PARTNERS OF LANDLORD

    Tenant agrees that, in the event Tenant shall have any claim against Landlord under this Lease arising out of the subject matter of this Lease, Tenant's sole recourse shall be against the Landlord's interest in the Building, for the satisfaction of any claim, judgment or decree requiring the payment of money by Landlord as a result of a breach hereof or otherwise in connection with this Lease, and no other property or assets of Landlord, its successors or assigns, shall be subject to the levy, execution or other enforcement procedure for the satisfaction of any such claim, judgment, injunction or decree. Tenant further hereby waives any and all right to assert any claim against or obtain any damages from, for any reason whatsoever, the directors, officers and partners of Landlord, including all injuries, damages or losses to Tenant's property, real and personal, whether known, unknown, foreseen, unforeseen, patent or latent, which Tenant may have against Landlord or its directors, officers or partners. Tenant understands and acknowledges the significance and consequence of such specific waiver.

    Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Project, the Building or the Premises, or a failure to make any such repairs, except as expressly provided in this Lease and except to the extent proceeds of insurance required to be carried by Landlord under this Lease are available.


SECTION XVI.  ASSIGNMENT AND SUBLETTING BY TENANT

A. Tenant shall not, directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively "Assignment"), or permit the Premises to be occupied by anyone other than Tenant or sublet the Premises ("Sublease") or any

                                                                    CONFIDENTIAL
    portion thereof without Landlord's prior written consent being had and obtained in each instance, subject to the terms and conditions contained in this Section.

B. If Tenant desires at any time to enter into an Assignment of this Lease or a Sublease of the Premises or any portion thereof, Tenant shall request, in writing, at least fifteen (15) business days prior to the effective date of the Assignment or Sublease, Landlord's consent to the Assignment or Sublease, and shall provide Landlord with the following information:

    (1)   The name of the proposed assignee, subtenant or occupant;

    (2) The nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises;

    (3) The terms and provisions of the proposed Assignment or Sublease and a copy of such documents; and

    (4) Such financial information concerning the proposed assignee, subtenant or occupant which Landlord shall have requested following its receipt of Tenant's request for consent.

    Tenant's notice shall not be deemed to have been served or given until such time as Tenant has provided Landlord with all information reasonably requested by Landlord pursuant to this subparagraph B. Tenant shall immediately notify Landlord of any modification to the proposed terms of such Assignment or Sublease.

C. Within fifteen (15) business days following receipt of Tenant's request and complete documentation satisfying the requirements of this paragraph, Landlord shall notify Tenant in writing of its election either to (a) consent to the proposed Assignment or Sublease, (b) refuse to consent to the proposed Assignment or Sublease, or (c) terminate this Lease in full with respect to an Assignment or terminate in part with respect to a proposed Sublease which would result in the Sublease by Tenant of fifty percent (50%) or more of the total Rentable Area then leased by Tenant in the Project and which is for a term of one-half or more of the remaining then-current Term and enter into a lease directly with the proposed assignee or sublessee. If Landlord approves such Assignment or Sublease, or fails to respond within said fifteen (15) business day period, Tenant shall be free for a period of one hundred twenty (120) days after the end of said fifteen (15) business day period to assign its entire interest in this Lease or to sublet such space to the entity specified in Tenant's original request upon the terms set forth therein. If Tenant so desires, Tenant may request Landlord to waive its recapture right for one or more transactions of the type which would be susceptible to recapture by Landlord pursuant to the foregoing, to which request Landlord will respond in writing within ten (10) business days after Tenant's notice to Landlord requesting such waiver (which notice shall specify that Landlord has fifteen (15) business days to respond thereto and shall be sent to Landlord's address for notices specified in Section I. above, with a copy to H. E. Dan Shasteen, Esq., MONY Law, also at Landlord's address for notices). Landlord and Tenant agree (by way of example and without limitation) that Landlord shall be entitled to take into account any fact or factor which Landlord reasonably deems relevant to such decision, including but not necessarily limited to the following, all of which are agreed to be reasonable factors for Landlord's consideration:

    (1) The financial strength of the proposed assignee or subtenant (which must be reasonably acceptable to Landlord).

    (2) The experience of the proposed assignee or subtenant with respect to businesses of the type and size which such assignee or subtenant proposes to conduct in the Premises.

                                                                    CONFIDENTIAL

    (3) The quality and nature of the business and/or services to be conducted in or from the Premises by the proposed assignee or subtenant and in any other locations which it has.

    (4) Violation of exclusive use rights previously granted by Landlord to other tenants of the Building or Project.

    (5) The quality of the appearance of the Premises resulting from any remodeling or renovation to be conducted by the proposed assignee or subtenant, and the compatibility of such quality with that of other premises in the Building.

    (6) Whether the business in the Premises is, and whether the business to be operated by the proposed assignee or subtenant will be, a "place of public accommodation."

    (7) Whether there then exists any default by Tenant pursuant to this Lease or any non-payment or non-performance by Tenant under this Lease which, with the passage of time and/or the giving of notice, would constitute a default under this Lease.

    Moreover, Landlord shall be entitled to be reasonably satisfied that each and every covenant, condition or obligation imposed upon Tenant by this Lease and each and every right, remedy or benefit afforded Landlord by this Lease is not impaired or diminished by such Assignment or Sublease. In no event may any assignee or subtenant use the Premises for any use other than the Permitted Use except as expressly approved in writing by Landlord in advance. Landlord and Tenant acknowledge that the express standards and provisions set forth in this Lease dealing with Assignment and Sublease, including those set forth in subsections XVI.D., E. and G. have been freely negotiated and are reasonable at the date hereof taking into account Tenant's proposed use of the Premises and the nature and quality of the Building and Project. No withholding of consent by Landlord for any reason deemed sufficient by Landlord shall entitle Tenant to terminate this Lease or to any abatement of rent. Approval of any Assignment of Tenant's interest shall, whether or not expressly so stated, be conditioned upon such assignee assuming in writing all obligations of Tenant hereunder by a written instrument satisfactory to Landlord.

D. If Landlord consents to the Sublease or Assignment within said thirty (30) day period, Tenant may enter into such Assignment or Sublease of the Premises or portion thereof, but only upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to subsection
    B. above; provided, however, that in connection with such Assignment or Sublease, as a condition to Landlord's consent, Tenant shall pay to Landlord fifty percent (50%) of the excess, if any, of (i) in the case of an Assignment, the rental and other payment obligations of the proposed assignee under the terms of the proposed Assignment over the rental and other payment obligations of Tenant under the terms of this Lease, or (ii) in the case of a Sublease, the amount proposed to be paid by the sublessee over the proportionate amount of rental and other payment obligations required to be paid by Tenant to Landlord under the terms of this Lease as applicable to the portion of the Premises so subleased.

E. No consent by Landlord to any Assignment or Sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Any Assignment or Sublease that is not in compliance with this Section shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent or payment of any other monetary obligation by Landlord from a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease.

                                                                    CONFIDENTIAL

    Tenant shall promptly provide to Landlord a copy of the fully executed Sublease or Assignment.

F. Any sale or other transfer, including transfer by consolidation, merger or reorganization, of twenty-five percent (25%) or more of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of twenty-five percent (25%) or more of the partnership interest in Tenant, if Tenant is a partnership, shall be an Assignment for purposes of this Section. As used in this subsection, the term "Tenant" shall also mean any entity that has guaranteed Tenant's obligation under this Lease, and the prohibition hereof shall be applicable to any sales or transfers of stock or partnership interests of said guarantor.

G. Each assignee or other transferee, other than a sublessee or Landlord, shall assume, as provided in this subsection all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Rental and all other monetary obligations hereunder, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this subsection but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

H. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 ET SEQ., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

I. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

J. Tenant shall pay Landlord's expenses and reasonable attorneys' fees incurred in processing an Assignment or Sublease, but in no event less than Five Hundred Dollars ($500.00) for each such proposed transfer to cover the legal review and processing expenses of Landlord, whether or not Landlord shall grant its consent to such proposed transfers.

K. All options to extend, renew or expand, if any, contained in this Lease are personal to Tenant; provided, however, that any Permitted Transferee shall also have the benefit of and the right to exercise any such options and rights (including, without limitation, any signage rights granted to Tenant pursuant to Sections XXVIII. and XXXV.E.). Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transfer of any such rights with respect to the Premises or any special privileges or extra services granted to Tenant by this Lease, or any addendum or amendment hereto or letter of agreement, unless Tenant's written request for approval of the proposed transfer specifically requests Landlord's consent to a transfer of such privileges or services and Landlord does, in fact, specifically consent thereto in writing. All such

                                                                    CONFIDENTIAL
    options, rights, privileges and extra services shall terminate upon such assignment or subletting unless Landlord specifically grants in writing such options, rights, privileges and extra services to such assignee or subtenant. Similarly, any allowance, abatement or monetary concession provided to Tenant as an inducement to execute this Lease is personal to Tenant and shall be amortized (on a straight line basis) over the term of this Lease. Upon any assignment or subletting, the then unamortized portion thereof shall be paid by Tenant to Landlord in cash on or before the effective date of such assignment or subletting.

L.  Notwithstanding anything to the contrary in this Lease:

    (1) Tenant may, without Landlord's prior written consent, without any participation by Landlord in assignment and subletting proceeds, and without being subject to Landlord's right to recapture the Premises or any part thereof, sublet the Premises or assign the Lease to: (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, or nonbankruptcy reorganization; or (iii) a purchaser of substantially all of Tenant's assets (collectively, "Permitted Transferees"); provided however, that the net worth of the assignee, sublessee or successor corporation immediately following such transaction equals or exceeds the net worth of Tenant as of the date immediately preceding to such transaction, except in the case of a subletting of only a portion of the Premises or an assignment of the Lease for less than all of the then-remaining current Term, in which case the net worth of the transferee must be reasonably acceptable to Landlord (which shall not necessarily be construed as any agreement that the net worth of the transferee need not be at least equal to that of Tenant immediately prior to the transaction).

    (2) A sale or transfer of Tenant's capital stock shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises; provided however, that the entity created by reason or resulting from such transfer has a net worth immediately following such transaction equal to or exceeding the net worth of Tenant as of the date immediately preceding such transaction.

    (3) Any sale or transfer of Tenant's capital stock shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises only (a) in connection with an initial public offering or through any public exchange, or (b) so long as John Moores (or any trust or estate planning device created by or on behalf of John Moores, the voting stock of which is controlled by John Moores) continues to control at least fifty-one percent (51 %) of the voting stock of Tenant.


SECTION XVII.  TRANSFER OF LANDLORD'S INTEREST

In the event Landlord shall sell or otherwise convey its title to the Building, then, so long as any transferee in a voluntary transaction (e.g., other than a lender foreclosing on a deed of trust or mortgage or accepting a deed in lieu thereof) assumes the obligations of Landlord under the Lease accruing from and after the date of the transfer after the effective date of such sale or conveyance, Landlord shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of sale or conveyance, and Tenant shall seek performance solely from Landlord's purchaser or successor in title. In connection with such sale or transfer, Landlord may assign its interest under this Lease without notice to or consent by Tenant. In such event, Tenant agrees to be bound to any successor Landlord.

                                                                    CONFIDENTIAL

SECTION XVIII.  DAMAGE AND DESTRUCTION

A.  MINOR INSURED DAMAGE

    In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty that is covered by the insurance maintained by Landlord pursuant to Section XIV. above, then Landlord shall rebuild, repair and restore the damaged portion thereof, provided that (1) the amount of insurance proceeds available to Landlord plus (except in the case of earthquake damage which costs One Hundred Thousand Dollars ($100,000) or more to repair) any "deductible" amounts or coinsurance payments applicable to such loss (which Landlord agrees to use reasonable efforts to obtain from any lender or mortgagee to whom such proceeds may have been assigned absolutely or as collateral for a loan secured by the Premises or Building) equals or exceeds the cost of such rebuilding, restoration and repair, (2) such rebuilding, restoration and repair can be completed within one hundred eighty (180) days after the work commences in the opinion of a registered architect or engineer appointed by Landlord,
    (3) the damage or destruction has occurred more than twelve (12) months before the expiration of the Term (which, for the purposes of this sentence, shall include any Additional Term with respect to which Tenant either (a) had the right to and properly exercised its option pursuant to Addendum Section XXXV.A.), prior to the occurrence of such damage or destruction or (b) within ten (10) days after occurrence of such damage or destruction, Tenant has the right to and does exercise its option pursuant to Addendum Section XXXV.A.), and (4) such rebuilding, restoration or repair is then permitted, under applicable governmental laws, rules and regulations, to be done in such a manner as to return the damaged portion thereof to substantially its condition immediately prior to the damage or destruction, including, without limitation, the same net rentable floor area. To the extent that insurance proceeds must be paid to a mortgagee or beneficiary under, or must be applied to reduce any indebtedness secured by, a mortgage or deed of trust encumbering the Premises, Building or Project, such proceeds, for the purposes of this subsection, shall be deemed not available to Landlord unless such mortgagee or beneficiary permits Landlord to use such proceeds for the rebuilding, restoration and repair of the damaged portion thereof. Notwithstanding the foregoing, Landlord shall have no obligation to repair any damage to, or to replace any of, Tenant's personal property, furnishings, trade fixtures, equipment or other such property or effects of Tenant.

B.  MAJOR OR UNINSURED DAMAGE

    In the event the Premises or the Building, or any portion thereof, is damaged or destroyed by any casualty to the extent that Landlord is not obligated, under subsection A. above, to rebuild, repair or restore the damaged portion thereof, then Landlord shall, as promptly as practicable but in any event within sixty (60) days after such damage or destruction, notify Tenant of its election, at its option, to either, (1) rebuild, restore and repair the damaged portions thereof, in which case Landlords notice shall specify the time period within which Landlord estimates such repairs or restoration can be completed; or (2) terminate this Lease effective as of the date the damage or destruction occurred. If Landlord does not give Tenant written notice within sixty (60) days after the damage or destruction occurs of its election to rebuild or restore and repair the damaged portions thereof, Landlord shall be deemed to have elected to terminate this Lease. If Landlord elects or is deemed to have elected to terminate this Lease, then so long as Tenant is not in default under
    Section VIII.C. of this Lease or in monetary default (i.e., in each case, after expiration or any applicable cure period) under this Lease or the Other Lease at the time of exercise, Tenant shall have the right to terminate the Other Lease effective as of the later of the date Tenant specifies in its notice (which shall in no event be prior to the date Tenant's notice is given pursuant to this sentence) or the date Tenant vacates the Other Premises (as defined in Addendum Section XXXV.A. below), by written notice to Landlord given, if at all, within ten (10) days after the date of Landlord's notice or deemed election to terminate this Lease. Notwithstanding the preceding sentence, in the event of damage or destruction giving rise to Landlord's right to terminate the Lease under this subsection B., Landlord may, by written notice to Tenant given prior to expiration of the sixty (60) day period specified herein ("Landlord's Notice"), require Tenant to advise Landlord, in writing within ten (10) days after Landlord's Notice, to elect unconditionally either to terminate, or to waive its right to terminate, the Other Lease if Landlord elects or is deemed to have elected to terminate this Lease, which election shall be binding on Tenant and the provisions the preceding sentence shall, thereafter, not apply. In the event Tenant fails to make an election strictly within the time and the manner specified herein, then Tenant shall be conclusively deemed to have waived its right to terminate the Other Lease. In the event that Landlord's notice specifies a period of in excess of one-hundred eighty (180) days to complete repairs, and Landlord elects not to terminate the Lease, then, so long as Tenant is not then in default under Section VIII.C. of this Lease or in monetary default hereunder (i.e., in each case, after expiration of any applicable cure period), Tenant shall have the right, by written notice to Landlord given within ten (10) days after Landlord's notice described in the first sentence of this subsection B, is given, to either (i) terminate this Lease (only) or (ii) terminate this Lease and the Other Lease. If this Lease is not terminated as a result of damage or destruction, then
    Landlord shall repair the balance of the Premises to the condition existing prior to the damage, if permitted by applicable law.

                                                                    CONFIDENTIAL

C.  ABATEMENT OF RENT

    There shall be an abatement of rent by reason of damage to or destruction of the Premises or the Building, or any portion thereof to that extent to Landlord receives insurance proceeds for loss of rental income attributable to the Premises, commencing on the date that the damage to or destruction of the Premises or Building has occurred.

D.  WAIVER

    Tenant shall have no claim against Landlord for any damage suffered by Tenant by reason of any such damage, destruction, repair or restoration. Tenant waives the provisions of Civil Code Sections 1932(2) and 1933(4) and any present or future laws or case decisions to the same effect. Upon completion of such repair or restoration, Tenant shall promptly refixture the Premises substantially to the condition they were in prior to the casualty and shall reopen for business if closed by the casualty.

SECTION XIX.  CONDEMNATION

A.  TOTAL OR PARTIAL TAKING

    If all or substantially all of the Premises is condemned or taken in any manner for public or quasi-public use, including but not limited to, a conveyance or assignment in lieu of the condemnation or taking, this Lease shall automatically terminate as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or other taking. If less than all or substantially all of the Premises is so condemned or taken, this Lease shall automatically terminate only as to the portion of the Premises so taken as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or taking. If such portion of the Building is condemned or otherwise taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the date on which actual physical possession is taken by the condemnor or dispossession of Tenant as a result of such condemnation or taking, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which such physical possession is taken or dispossession will occur.

B.  AWARD

    Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or total taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Although all damages in the event of any condemnation are to belong to Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures, and equipment or for the interruption of or damage to Tenant's business.

                                                                    CONFIDENTIAL

C.  ABATEMENT IN RENT

    In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises pursuant to this Section the rent and all other charges shall abate in proportion to the portion of the Premises taken by such condemnation or other taking. If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Section all rentals and other charges payable by Tenant to Landlord hereunder and attributable to the Premises taken shall be paid up to the date upon which actual physical possession shall be taken by the condemnor. Landlord shall be entitled to retain all of the Security Deposit until such time as this Lease is terminated as to all of the Premises.

D.  TEMPORARY TAKING

    If all or any portion of the Premises is condemned or otherwise taken for public or quasi-public use for a limited period of time, this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease; provided, however, the rent and all other charges payable by Tenant to Landlord hereunder shall abate during such limited period in proportion to the portion of the Premises that is rendered untenantable and unusable as a result of such condemnation or other taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking. Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures and equipment or for the interruption of or damage to Tenant's business.

E.  TRANSFER OF LANDLORD'S INTEREST TO CONDEMNOR

    Landlord may, without any obligation to Tenant, once the condemning authority has determined to acquire the same for public use, agree to sell and/or convey to the condemnor the Premises, the Building, the Project or any portion thereof, sought by the condemnor, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.


SECTION XX.  DEFAULT

A.  TENANT'S DEFAULT

    The failure by Tenant to perform any one or more of the following obligations shall constitute a default hereunder by Tenant:

    (1)   If Tenant abandons all or a substantial portion of the Premises;

    (2) If Tenant fails to pay any rent or other charges required to be paid by Tenant under this Lease and such failure continues for three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Sec. 1161, ET SEQ., as amended;

    (3) If Tenant involuntarily transfers Tenant's interest in this Lease or voluntarily transfers (attempted or actual) its interest in this Lease, without Landlord's prior written consent;

                                          28
                                     CONFIDENTIAL

    (4) If Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the Federal Bankruptcy Laws or other insolvency laws is filed and not withdrawn or dismissed within sixty (60) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of the Premises or any of Tenant's personal property located at the Premises and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of sixty (60) days;

    (5) If in any proceeding or action in which Tenant is a party, a trustee, receiver, agent or custodian is appointed to take charge of the Premises or any of Tenant's personal property located at the Premises (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's personal property;

    (6) If Tenant shall make any general assignment for the benefit of creditors or convene a meeting of its creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or any class thereof;

    (7) If Tenant fails to discharge any lien placed upon the Premises, the Building or the Project by Tenant or any person claiming under, by or through Tenant within ten (10) days of the imposition of such lien;

    (8) If Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease (other than subparagraphs (1) through (7) above) and such failure continues for ten (10) days after written notice thereof from Landlord to Tenant, or if such failure cannot be completely cured within such ten (10) day period, then if Tenant fails to commence such cure within such ten (10) day period and thereafter proceed to completely cure such failure within sixty (60) days after such written notice;

    (9) If Tenant is a partnership or consists of more than one (1) person or entity, if any partner of the partnership or other person or entity is involved in any of the acts or events described in subparagraphs
          (1) through (8) above; or

    (10) The occurrence of a default under that certain lease of even date herewith between Landlord, as landlord, and Tenant, as tenant, for certain other premises located within Building "B" in the Project consisting of approximately 26,088 square feet.

B.  REMEDIES

    Upon the occurrence of a default by Tenant that is not cured by Tenant within any applicable grace period specified above, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity, which shall be cumulative and non-exclusive:

    (1) The right to declare this Lease and the term of this Lease terminated; re-enter the Premises and the improvements located thereon, with or without process of law; to eject all parties in possession thereof therefrom; repossess and enjoy the Premises together with all said improvements; and to recover from Tenant all of the following:

          (a) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

          (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award

                                                                    CONFIDENTIAL
                exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

          (c) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

          (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any attorneys' fees, broker's commissions or finder's fees (not only in connection with the reletting of the Premises, but also that portion of any leasing commission paid by Landlord in connection with this Lease which is applicable to that portion of the Term which is unexpired as of the date on which this Lease is terminated); the then unamortized cost of any tenant improvements constructed for or on behalf of Tenant by or at the expense of Landlord or of any moving allowance or other concession made available to Tenant and/or paid by Landlord pursuant to this Lease; any costs for repairs, clean-up, refurbishing, removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, and anything else that Tenant is required (under this Lease) to remove but does not remove; any costs for alterations, additions and renovations; and any other costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in regaining possession of and reletting (or attempting to relet) the Premises.

    (2) The right to continue this Lease in effect and to enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent and any other additional monetary charges as they become due, for as long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

    (3) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to this subsection.


SECTION XXI.  LATE PAYMENTS/INTEREST AND LATE CHARGES

A.  INTEREST

    Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the maximum rate permitted by law from the date such payment is due until paid, except that amounts spent by Landlord on behalf of Tenant shall bear interest at such rate from the date of disbursement by Landlord which Tenant agrees is to compensate Landlord for Tenant's use of Landlord's money after it is due. Payment of such interest shall not excuse or cure any default by Tenant pursuant to this Lease. Such rate shall remain in effect after the occurrence of any breach or default hereunder by Tenant to and until payment of the entire amount due.

B   LATE CHARGES


    TENANT HEREBY ACKNOWLEDGES THAT IN ADDITION TO LOST INTEREST, THE LATE PAYMENT BY TENANT TO LANDLORD OF RENT OR ANY OTHER

                                                                    CONFIDENTIAL

    SUMS DUE HEREUNDER WILL CAUSE LANDLORD TO INCUR OTHER COSTS NOT CONTEMPLATED IN THIS LEASE, THE EXACT AMOUNT OF WHICH WILL BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN. SUCH OTHER COSTS INCLUDE, BUT ARE NOT LIMITED TO, PROCESSING, ADMINISTRATIVE AND ACCOUNTING COSTS, AND LATE CHARGES WHICH MAY BE IMPOSED UPON LANDLORD BY THE TERMS OF ANY ENCUMBRANCE COVERING THE PREMISES. ACCORDINGLY, IF ANY INSTALLMENT OF RENT OR ANY ADDITIONAL RENT OR OTHER SUM DUE FROM TENANT SHALL NOT BE RECEIVED BY LANDLORD WHEN SUCH AMOUNT SHALL BE DUE (AFTER EXPIRATION OF ANY GRACE PERIOD GRANTED IN THIS LEASE), TENANT SHALL PAY TO LANDLORD AS ADDITIONAL RENT HEREUNDER A LATE CHARGE EQUAL TO FIVE PERCENT (5 %) OF SUCH OVERDUE AMOUNT. THE PARTIES HEREBY AGREE THAT (I) SUCH LATE CHARGE REPRESENTS A FAIR AND REASONABLE ESTIMATE OF THE COSTS LANDLORD WILL INCUR IN PROCESSING SUCH DELINQUENT PAYMENT BY TENANT, (II) SUCH LATE CHARGE SHALL BE PAID TO LANDLORD AS LIQUIDATED DAMAGES FOR EACH DELINQUENT PAYMENT, AND (III) THE PAYMENT OF THE LATE CHARGE IS TO COMPENSATE LANDLORD FOR THE ADDITIONAL ADMINISTRATIVE EXPENSE INCURRED BY LANDLORD IN HANDLING AND PROCESSING DELINQUENT PAYMENTS.

    /s/ [Initials Unreadable]               /s/ [Initials Unreadable]
    Landlord's Initials                     Tenant's Initials

C.  CONSECUTIVE LATE PAYMENT OF RENT

    Following each third consecutive late payment of rent which constitutes a default under clause (2) of subsection A. above, Landlord shall have the option (i) to require that beginning with the first payment of rent next due, rent shall no longer be paid in monthly installments but shall be payable quarterly three (3) months in advance and/or (ii) to require that Tenant increase the amount, if any, of the Security Deposit by one hundred percent (100%), which additional Security Deposit shall be retained by Landlord, and may be applied by Landlord, in the manner provided for Security Deposits in this Lease.

D.  NO WAIVER

    Neither assessment nor acceptance of partial payments, interest or late charges by Landlord shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies under this Lease. Nothing contained in this Section shall be deemed to condone, authorize, sanction or grant to Tenant an option for the late payment of rent, additional rent or other sums due hereunder, and Tenant shall be deemed in default with regard to any such payments should the same not be made by the date on which the are due.

SECTION XXII. (INTENTIONALLY DELETED]


SECTION XXIII.  HOLDING OVER

Any holding over by Tenant in the possession of the Premises, or any portion thereof, after the expiration or earlier termination of the Term, with or without the consent of Landlord, shall be construed to be a tenancy from month to month and shall, for the first sixty (60) days thereof, be on the same terms and conditions specified herein. From and after expiration of such sixty (60) day period, such month-to-month occupancy shall be at one hundred fifty percent (150%) of the Monthly Rental herein specified for the last month in the Term (prorated on a monthly basis) unless Landlord shall specify a lesser amount for rent in its sole discretion, together with an amount estimated by Landlord for the monthly Common Operating Costs payable under this

                                                                    CONFIDENTIAL

Lease, and shall otherwise be on the terms and conditions herein specified as far as applicable. Any holding over without Landlord's consent shall constitute a default by Tenant and shall entitle Landlord to pursue all remedies provided in this Lease and Tenant shall be liable for any and all direct or consequential damages or losses of Landlord resulting from Tenant's holding over without Landlord's consent.


SECTION XXIV.  ATTORNEYS' FEES

Tenant shall pay to Landlord all amounts for costs and expenses, reasonable attorneys' fees and amounts paid to any collection agency or incurred by Landlord in connection with any breach or default by Tenant under this Lease. Tenant shall also pay to Landlord all such out-of-pocket amounts, including reasonable attorneys' fees, incurred by Landlord in responding to any request made by Tenant (a) to amend or modify this Lease or (b) to prepare any statement or document in connection with this Lease, including without limitation estoppel certificates or subordination agreements or the like. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either Landlord or Tenant for the enforcement or interpretation of any of its rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein. In the event Landlord is made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorneys' fees incurred by or imposed upon Landlord in connection with such litigation; provided, however, if Landlord is ultimately held to be liable, then Landlord shall reimburse Tenant for the cost of any attorneys' fees paid by Tenant on behalf of Landlord.


SECTION XXV.  MORTGAGE PROTECTION/SUBORDINATION

A.  SUBORDINATION

    The rights of Tenant under this Lease are and shall be, at the option of Landlord, either subordinate or superior to any mortgage or deed of trust (including a consolidated mortgagee or deed of trust) constituting a lien on the Premises, Building or Project, or Landlord's interest therein or any part thereof, whether such mortgage or deed of trust has heretofore been, or may hereafter be, placed upon the Premises by Landlord, and to any ground or master lease if Landlord's title to the Premises or any part thereof is or shall become a leasehold interest. To further assure the foregoing subordination or superiority, Tenant shall, upon Landlord's request, together with the request of any mortgagee under a mortgage or beneficiary under a deed of trust or ground or master lessor, execute any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease), or instruments intended to subordinate this Lease, or at the option of Landlord, to make it superior to any mortgage, deed of trust, or ground or master lease. Notwithstanding any such subordination, Tenant's right to occupy the Premises pursuant to this Lease shall remain in effect for the full Term as long as Tenant is not in default hereunder. Notwithstanding anything to the contrary in this Lease, this Lease shall not be subject to or subordinate to any ground or underlying lease or to any lien, mortgage, deed of trust, or security interest now or hereafter affecting the Premises, nor shall Tenant be required to execute any documents subordinating this Lease, unless the ground lessor, lender, or other holder of the interest to which this Lease would or shall be subordinated executes a recognition and nondisturbance agreement which (i) provides that this Lease shall not be terminated so long as Tenant is not in default under this Lease and (ii) recognizes all of Tenant's rights hereunder, (subject to normal and customary restrictions imposed by lenders in connection therewith, including without limitation agreement that the lender will not be required to honor security deposits not delivered to lender by its borrower or be bound by rental paid more than one month in advance or by amendments executed without the lender's consent).

                                                                    CONFIDENTIAL

B.  ATTORNMENT

    Notwithstanding subsection A. above, Tenant agrees (1) to attorn to any mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises and to any party acquiring title to the Premises by judicial foreclosure, trustee's sale, or deed in lieu of foreclosure, and to any ground or master lessor, as the successor to Landlord hereunder, (2) to execute any attornment agreement reasonably requested by a mortgagee, beneficiary, ground or master lessor, or party so acquiring title to the Premises, and (3) that this Lease, subject to the rights under any outstanding non-disturbance agreement, at the option of such mortgagee, beneficiary, or ground or master lessor, or other party, shall remain in force notwithstanding any such judicial foreclosure, trustee's sale, deed in lieu of foreclosure, or merger of titles. Notwithstanding the foregoing, neither a mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises, any party acquiring title to the Premises by judicial foreclosure, trustee sale, or deed in lieu of foreclosure, or any ground lessor or master lessor, as the successor to Landlord hereunder, shall be liable or responsible for any breach of a covenant contained in this Lease that occurred before such party acquired its interest in the Premises or for any continuing breach thereof until after the successor Landlord has received the notice and right to cure as provided herein, and no such party shall be liable or responsible for any security deposits held by Landlord hereunder which have not been transferred or actually received by such party, and such party shall not be bound by any payment of rent or additional rent for more than two (2) months in advance.

C.  AMENDMENT

    If any lending institution with which Landlord has negotiated or may negotiate for financing for the Building or Project requires any changes to this Lease, Tenant shall promptly execute and deliver an amendment to this Lease prepared by Landlord and embodying such changes, so long as such changes do not materially increase Tenant's obligations or materially decrease Tenant's rights hereunder. In the event that Tenant shall fail to execute and deliver such amendment within twenty (20) days after receipt thereof by Tenant, such failure shall constitute a default hereunder by Tenant and shall entitle Landlord to all remedies available to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those remedies set forth in Section XX.


SECTION XXVI.  ESTOPPEL CERTIFICATE/FINANCIAL STATEMENTS

A.  ESTOPPEL CERTIFICATE

    Tenant, at any time and from time to time upon no less than ten (10) days' prior written notice from Landlord, agrees to execute and deliver to Landlord a statement in the form provided by Landlord (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any; (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed evidencing the status of this Lease; (c) acknowledging the amount of the Security Deposit held by Landlord; and (d) containing such other information regarding this Lease or Tenant as Landlord reasonably requests. Tenant's failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant that (i) this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) to Tenant's knowledge there are no uncured defaults in Landlord's performance, (iii) no rent has been paid in advance except as set forth in this Lease, and (iv) such other information regarding this Lease and Tenant set forth therein by Landlord is true and complete.

                                                                    CONFIDENTIAL

B.  FURNISHING OF FINANCIAL STATEMENTS

    Landlord has reviewed the financial statements, if any, requested of the Tenant and has relied upon the truth and accuracy thereof with Tenant's knowledge and representations of the truth and accuracy of such statements and that said statements accurately and fairly depict the financial condition of Tenant. Said financial statements are an inducing factor and consideration for the entering into of this Lease by Landlord with this particular Tenant. Tenant shall, at any time and from time to time upon not less than ten (10) days prior written notice from Landlord, furnish Landlord with its most recent publicly available financial statements, if Tenant's stock or profit and loss interests is/are publicly traded, and otherwise with (a) Tenant's most recent audited financial statements, including a balance sheet and income statement, or a document in which Tenant states that its books are not independently audited, and (b) unaudited financial statements, including a balance sheet and income statement, dated within ninety (90) days of the request from Landlord.


SECTION XXVII.  PARKING                            SEE ADDENDUM SECTION XXXV.E.

Landlord agrees to maintain or cause to be maintained an automobile parking area and to maintain and operate, or cause to be maintained and operated, said automobile parking area during the Term of this Lease for the benefit and use of the customers, service suppliers, other invitees and employees of Tenant. Whenever the words "automobile parking area" or "parking area" are used in this Lease, it is intended that the same shall include, whether in a surface parking area or a parking structure, the automobile parking stalls, driveways, loading docks, truck areas, service drives, entrances and exits and sidewalks, landscaped areas, pedestrian passageways in conjunction therewith and other areas designed for parking. Landlord shall keep said automobile parking area in a neat, clean and orderly condition, lighted and landscaped, and shall repair any damage to the facilities thereof, the cost of which shall be included in Common Operating Costs as defined in Section V., above. Nothing contained herein shall be deemed to impose liability upon Landlord for personal injury or theft, for damage to any motor vehicle, or for loss of property from within any motor vehicle, which is suffered by Tenant or any of its employees, customers, service suppliers or other invitees in connection with their use of said automobile parking area. Landlord shall also have the right to establish such reasonable rules and regulations as may be deemed desirable, at Landlord's sole discretion, for the proper and efficient operation and maintenance of said automobile parking area. Such rules and regulations may include, without limitation, (i) restrictions in the hours during which the automobile parking area shall be open for use, and (ii) the establishment of charges for parking therein (on either a reserved or unreserved basis, at Landlord's sole discretion) by tenants of the Building and Project as well as by their employees, customers and service suppliers.

Landlord shall at all times during the Term hereof have the sole and exclusive control of the automobile parking area, and may at any time during the Term hereof exclude and restrain any person from use or occupancy thereof; excepting, however, Tenant and employees, customers, service suppliers and other invitees of Tenant and of other tenants in the Building and Project who make use of said area in accordance with any rules and regulations established by Landlord from time to time with respect thereto. Notwithstanding anything to the contrary in this Section XXVII, Landlord will not knowingly place other tenants in the Project which Landlord knows, at the time, would, in the aggregate, impair Tenant's utilization of the parking spaces to be allocated to Tenant based on square footage. The rights of Tenant and its employees, customers, service suppliers and invitees referred to in this Section XXVII shall at all times be subject to (i) the rights of Landlord and other tenants in the Building and Project to use the same in common with Tenant and its employees, customers, service suppliers and invitees, (ii) the availability of parking spaces in said automobile parking area, and (iii) Landlord's right to change the location of any assigned reserved parking spaces in such instances as shall be determined at Landlord's sole discretion. Notwithstanding Landlord's exclusive control and obligations to provide a parking area, Landlord is not responsible or liable for any damage to any automobiles or persons in the parking area.

                                                                    CONFIDENTIAL

SECTION XXVIII.  SIGNS; NAME OF BUILDING

Tenant shall not have the right to place, construct, or maintain on or about the Premises, Building or Project, or in any interior portions of the Premises that may be visible from the exterior of the Building or Common Areas, any signs, names, insignia, trademark, advertising placard, descriptive material or any other similar item ("Sign") without Landlord's prior written consent, which consent will not be unreasonably withheld or delayed; provided, however, any Signs are further subject to the provisions of the covenants, conditions and restrictions for the Project and to approval of any applicable governmental authority and/or compliance with applicable governmental requirements. In the event Landlord consents to Tenant placing a Sign on or about the Premises, Building or Project, any such Sign shall be subject to Landlord's approval of the contents, color, size, style and location of such Sign, and shall conform to any current or future Sign criteria established by Landlord for the Building or Project. If Landlord enacts a Sign criteria or revises an existing Sign criteria, after Tenant has erected a Sign to which Landlord has granted its consent, if Landlord so elects, Tenant agrees, at Landlord's expense, subject to Landlord's prior approval of the cost thereof, to make the necessary changes to its Sign in order to conform the Sign to Landlord's Sign criteria, as enacted or revised, provided that such changes shall be limited to the color, size, style and location of Tenant's Sign and that Tenant shall not be required to change the content of its Sign. In the event Landlord consents to Tenant's placement of a Sign on the Building, Tenant shall, at its sole cost, remove such Sign from the Building at the end of the Term, restore the Building to the same condition as before the installation of the Sign, ordinary wear and tear excepted and remove any discoloration of the Building caused by the presence of such sign.

Landlord reserves the right at any time it deems necessary or appropriate to (a) place Signs at any location on the Building and Project as it deems necessary and (b) change the name, address or designation of the Building and Project.

SECTION XXIX.  QUIET ENJOYMENT                       SEE ADDENDUM SECTION XXXV.F

Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgage and/or deed of trust to which this Lease is subordinate.


SECTION XXX.  BROKER

Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except the Broker identified in Section I.M. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant.

                                                                    CONFIDENTIAL

SECTION XXXI.  NOTICES

Any notice, demand, approval, consent, bill, statement or other communication ("Notice") required or desired to be given under this Lease shall be in writing, shall be directed to Tenant at Tenant's Address for Notice or to Landlord at Landlord's Address for Notice and shall be personally served or given by pre-paid Certified U.S. Mail or "overnight" delivery service. In the case of personal delivery, any Notice shall be deemed to have been given when delivered; in the case of service by certified mail, any Notice shall be deemed delivered of the date of receipt, refusal or non-delivery indicated on the return receipt; and in the case of overnight delivery service, any Notice shall be deemed given when delivered as evidenced by a receipt. If more than one Tenant is named under this Lease, service of any Notice upon any one of said Tenants shall be deemed as service upon all of such Tenants. The parties hereto and their respective heirs, successors, legal representatives, and assigns may from time to time change their respective addresses for Notice by giving at least fifteen
(15) days' written notice to the other party, delivered in compliance with this Section.


SECTION XXXII. NOTICE AND CURE TO LANDLORD AND MORTGAGEE

On any act or omission by Landlord which might give, or which Tenant claims or intends to claim gives, Tenant the right to damages from Landlord or the right to terminate this Lease by reason of a constructive or actual eviction from all or part of the Premises, or otherwise, Tenant shall not sue for damages or attempt to terminate this Lease until it has given written notice of the act or omission to Landlord and to the holder(s) of the indebtedness or other obligations secured by any mortgage or deed of trust affecting the Premises as identified by Landlord, and a reasonable period of time (which, in the case of Landlord, shall be thirty (30) days, unless the cure cannot reasonably be completed within thirty (30) days, in which case Landlord shall commence the cure within such thirty (30) day period and thereafter diligently prosecute the same to completion) for remedying the act or omission has elapsed following the giving of the notice, during which time Landlord and the lienholder(s), or either of them, their agents or employees, may enter upon the Premises and do therein whatever is necessary to remedy the act or omission. As used in the foregoing sentence, a "reasonable period of time" as to a mortgagee or holder of a deed of trust means as soon as practicable under the circumstances but not more than sixty (60) days, unless the nature of the act or omission is such that it cannot reasonably be cured within sixty (60) days, in which case the cure shall be commenced within such sixty (60) day period and diligently prosecuted to completion. During the period after the giving of notice and during the remedying of the act or omission, the Monthly Rental payable by Tenant shall not be abated and apportioned except to the extent that the Premises are untenantable.


SECTION XXXIII.  GENERAL

A.  PARAGRAPH HEADINGS

    The paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

B.  INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

    This Lease contains all agreements of Landlord and Tenant with respect to any matter mentioned, or dealt with, herein. No prior agreement or understanding pertaining to any such matter shall be binding upon Landlord. Any amendments to or modifications of this Lease shall be in writing, signed by the parties hereto, and neither Landlord nor Tenant shall be liable for any oral or implied agreements.

    LANDLORD HAS NOT MADE, AND TENANT MAY NOT RELY ON, ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH REGARD TO THE PROJECT THE BUILDING, THE PREMISES OR OTHERWISE

                                                                    CONFIDENTIAL

    OR THE SUITABILITY THEREOF FOR TENANT'S BUSINESS, EXCEPT AS EXPRESSLY STATED IN THIS LEASE. IN PARTICULAR, LANDLORD HAS NOT AUTHORIZED ANY AGENT OR BROKER TO MAKE A REPRESENTATION OR WARRANTY INCONSISTENT WITH THE TERMS OF THIS LEASE AND TENANT MAY NOT RELY ON ANY SUCH INCONSISTENT REPRESENTATION OR WARRANTY.

C.  WAIVER

    Any waiver by a party of any breach of any term, covenant, or condition contained in this Lease shall not be deemed to be a waiver by such party of such term, covenant, or condition or of any subsequent breach of the same or of any other term, covenant, or condition contained in this Lease. A party's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of such party's consent to, or approval of, any subsequent act by the other party. The acceptance of rent or other sums payable hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than failure of Tenant to pay the particular rent or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent, or sum equivalent to rent.

D.  SHORT FORM OR MEMORANDUM OF LEASE

    Tenant agrees, at the request of Landlord, to execute, deliver, and acknowledge a short form or memorandum of this Lease satisfactory to counsel for Landlord, and Landlord may, in its sole discretion, record such short form or memorandum in the county where the Premises are located. Tenant shall not record this Lease, or a short form or memorandum of this Lease, without Landlord's prior written consent.

E.  TIME OF ESSENCE

    Time is of the essence in the performance of each provision of this Lease.

F.  EXAMINATION OF LEASE

    Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

G.  SEVERABILITY

    If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

H.  SURRENDER OF LEASE NOT MERGER

    Neither the voluntary or other surrender of the Lease by Tenant nor the mutual cancellation thereof shall cause a merger of the titles of Landlord and Tenant, but such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any such subleases.

                                                                    CONFIDENTIAL

I.  CORPORATE AUTHORITY

    If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants (1) that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with a duly adopted resolution of the Board of Directors of Tenant in accordance with the By-laws of Tenant and (2) that this Lease is binding upon and enforceable by Landlord against Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, concurrently with the execution and delivery of this Lease, deliver to Landlord a certified copy of a resolution of its Board of Directors authorizing or ratifying the execution of this Lease.

J.  GOVERNING LAW

    This Lease and the rights and obligations of the parties hereto shall be interpreted, construed and enforced in accordance with the local laws of the State in which the Project is located.

K.  FORCE MAJEURE

    If the performance by a party of any provision of this Lease is delayed or prevented by any act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, and any other cause not within the control of the party required to perform, then the period for such performing party's performance of the provision shall be automatically extended for the same time such performing party is so delayed or hindered; provided, however, this subsection shall not delay any period, or increase the time, for payment of rent.

L.  USE OF LANGUAGE

    Words of gender used in this Lease include any other gender, and words in the singular include the plural, unless the context otherwise requires.

M.  SUCCESSORS

    The terms, conditions and covenants contained in the Lease inure to the benefit of and are binding on, the parties hereto and their respective successors in interest, assigns and legal representatives, except as otherwise herein expressly provided. All rights, privileges, immunities and duties of Landlord under this Lease, including without limitation, notices required or permitted to be delivered by Landlord to Tenant hereunder, may, at Landlord's option, be exercised or performed by Landlord's agent or attorney.

N.  NO REDUCTION OF RENTAL

    Except as otherwise expressly and unequivocally provided in this Lease, Tenant shall not for any reason withhold or reduce the amounts payable by Tenant under this Lease, it being understood that the obligations of Landlord hereunder are independent of Tenant's obligations. If Landlord is required by governmental authority to reduce energy consumption or impose a parking or similar charge with respect to the Premises, Building or Project, to restrict the hours of operation of, limit access to, or reduce parking spaces available at the Building, or take other limiting actions, then Tenant is not entitled to abatement or reduction of rent or to terminate this Lease.

0.  NO PARTNERSHIP

    Notwithstanding anything else to the contrary, Landlord is not, and under no circumstances shall it be considered to be, a partner of Tenant, or engaged in a joint venture with Tenant.

                                                                    CONFIDENTIAL

P.  EXHIBITS

    All exhibits attached hereto are made a part hereof and are incorporated herein by a reference. A complete list of said exhibits is set forth in the Table of Contents.

Q.  INDEMNITIES

    The obligations of the indemnifying party under each and every indemnification and hold harmless provision contained in this Lease shall survive the expiration or earlier termination of this Lease to and until the last to occur of (a) the last date permitted by law for the bringing of any claim or action with respect to which indemnification may be claimed by the indemnified party against the indemnifying party under such provision or (b) the date on which any claim or action for which indemnification may be claimed under such provision is fully and finally resolved and, if applicable, any compromise thereof or judgment or award thereon is paid in full by the indemnifying party and the indemnified party is reimbursed by the indemnifying party for any amounts paid by the indemnified party in compromise thereof or upon a judgment or award thereon and in defense of such action or claim, including reasonable attorneys' fees incurred. Payment shall not be a condition precedent to recovery upon any indemnification provision contained herein.

R.  NONDISCLOSURE OF LEASE TERMS

    Landlord and Tenant agree that the terms of this Lease are confidential and constitute proprietary information of the parties hereto. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate with other tenants of the Project. Each of the parties hereto agrees that such party, and its respective partners, officers, directors, employees, agents and attorneys, shall not disclose the terms and conditions of this Lease to any other person without the prior written consent of the other party hereto except pursuant to an order of a court of
    competent jurisdiction.          Provided, however, that Landlord may
    disclose the terms hereof to any lender now or hereafter having a lien on Landlord's interest in the Project, or any portion thereof, and either party may disclose the terms hereof to its respective independent accountants who review its respective financial statements or prepare its respective tax returns, to any prospective transferee of all or any portions of their respective interests hereunder (including a prospective sublessee or assignee of Tenant), to any lender or prospective lender to such party, to any governmental entity, agency or person to whom disclosure is required by applicable law, regulation or duty of diligent inquiry and in connection with any action brought to enforce the terms of this Lease, on account of the breach or alleged breach hereof or to seek a judicial determination of the rights and obligations of the parties hereunder.


SECTION XXXIV.  EXECUTION

This Lease may be executed in several duplicate counterparts, each of which shall be deemed an original of this Lease for all purposes.

SECTION XXXV.  ADDENDUM

See Addendum attached hereto and incorporated herein by this reference.

                                                                    CONFIDENTIAL

    IN WITNESS WHEREOF, the parties have executed this Lease, consisting of the foregoing provisions, any typed addenda appended hereto and all Exhibits appended hereto, on the dates indicated below, the later of which shall be deemed the date of execution of this Lease.

          "TENANT"                               "LANDLORD"

    PEREGRINE SYSTEMS, INC.,           THE MUTUAL LIFE INSURANCE
    a Delaware corporation             COMPANY OF NEW YORK, a New York
                                       CORPORATION

    By: /s/ David Thatcher             By: /s/ Charles E. Darcy, Jr.
    Name: David Thatcher               Name:     Charles E. Darcy, Jr.
    Title:      VP/CFO                 Title:    V.P.

                                       Dated:    Oct. 26, 1994
    By:
    Name:
    Title:

    Dated:      9/29/94

                                                                    CONFIDENTIAL

             ADDENDUM TO LEASE BETWEEN THE MUTUAL LIFE INSURANCE COMPANY
          OF NEW YORK, AS LANDLORD, AND PEREGRINE SYSTEMS, INC., AS TENANT,
                               DATED October 26th, 1994


SECTION XXXV.  ADDENDUM

A.  OPTION TO EXTEND

    Provided that Tenant is not in default hereunder (i.e., after expiration of any applicable cure period specified in Section XX.A., without cure during such period, if any) either at the date Tenant's notice of exercise is given or on the date the Additional Term (as defined below) would otherwise commence, and provided further that Tenant is entitled to and concurrently exercises its option to extend the term of the lease between Landlord and Tenant of even date herewith for certain other premises (the "Other Premises") within the other building located in the Project (the "Other Lease"), Tenant shall have the option to extend the Term by one (1) additional period of five (5) years (the "Additional Term"). The Additional Term shall commence, if at all, on the day after the Expiration Date and shall continue through the fifth (5th) anniversary of the Expiration Date specified in Section I. above (as amended pursuant to Section III., if applicable), subject to earlier termination as provided herein.

    Such option shall be exercised, if at all, by written notice to Landlord given at least nine (9) and no more than twelve (12) months prior to the Expiration Date of the initial Term. If Tenant is entitled to and gives notice in the manner and within the time set forth in this subsection A., then the Term shall be extended by the Additional Term, on all of the conditions set forth in this Lease for the original Term, except that:

    (1) Monthly Rental for the Additional Term and for the additional term of the Other Lease shall be at the fair market rental value thereof, and shall be determined concurrently, as follows:

          (a) For a period of fifteen (15) days after Tenant's exercise of the foregoing option with respect to the Additional Term, Landlord and Tenant shall attempt to agree on the fair market rental value for the Additional Term of this Lease and the Other Lease. In determining fair market rental, (i) parking charges, if any, then imposed or proposed to be imposed for parking at the Project shall be considered and (ii) Alterations made to the Premises by Tenant at Tenant's cost shall not be considered. If Landlord and Tenant are unable to so agree within such fifteen (15) day period, then each party shall, by written notice to the other party given within ten (10) days after expiration of such fifteen (15) day period, select an appraiser. If either party shall fail to select an appraiser in such manner and within such time, the single appraiser actually selected shall perform the appraisal. Tenant shall, by written notice to each appraiser with a copy to Landlord, request each appraiser to obtain information from Landlord with respect to parking charges for the Additional Term, and Landlord shall promptly provide each appraiser the amount of any parking charge to be assessed Tenant during the Additional Term. If each party timely and properly selects an appraiser, the two appraisers selected by the parties shall determine and attempt to agree on the fair market rental value for the Additional Term of this Lease and the Other Lease within thirty
                (30) days after their appointment; if they are unable to so agree and their appraised values differ by more than five percent (5%) in the aggregate over the Additional Term of this Lease and/or the Other Lease, the two appraisers shall, by written notice to Landlord and Tenant, select a third appraiser within five (5) days after expiration of the thirty (30) day period within which they were to determine and agree on the fair market

                                                                    CONFIDENTIAL
                rental, which third appraiser shall analyze the fair market rental for the additional term for each lease with respect to which such difference in appraisals exists. If they cannot agree on a third appraiser within such time period, or if both parties fail to select an appraiser in the manner and within the time herein provided, either party may have the third (or sole, if applicable) appraiser appointed by application to the presiding judge of the San Diego County Superior Court or his or her designee. If the appraised value of the first two appraisers are within five percent (5%) in the aggregate over the Additional Term for either or both this Lease and the Other Lease, then Landlord shall calculate the average of the two appraised values as a flat rental rate for the proposed term of such lease(s), which average shall be the fair market rental rate for the Additional Term of such lease(s).

          (b) The appraisers shall have the MAI designation and a minimum of ten (10) years experience in the San Diego office market. Each of the first two appraisers shall analyze the fair market rental value of the Premises and the premises which are the subject of the Other Lease and shall give written notice to the parties of his or her appraisal within thirty (30) days following his or her appointment or selection, but in no event later than the commencement of the Additional Term. If a single appraiser is used, his or her determination shall be the fair market rental rate. If three appraisers are used, the third appraiser shall select one of the values determined by the first two appraisers as the fair market rental rate for any lease with respect to which the appraisals differ by more than five percent (5%). The cost of the appraisals shall be shared equally by Landlord and Tenant.

    (2) The provisions of Section III. and EXHIBIT C. of this Lease shall not apply; and

    (3)   There shall be no further options to extend the Term.

B.  COMMON OPERATING COSTS

    The Project consists of the Building and one other building, consisting in the aggregate of approximately 122,719 square feet of Rentable Area, together with surface parking, hardscaping and landscaping. Included in Common Operating Costs for the purposes of this Lease are the Building's Proportionate Share of "Project Operating Costs", which shall be the aggregate of all commercially reasonable costs and expenses payable by Landlord in connection with the operation and maintenance of the Common Areas of the Project (i.e., those areas of the Project which service both of the buildings within the Project), including, but not limited to, those items of costs and expenses set forth in clauses (a) through (o) of Section V.A.(3) of the Lease. Landlord may allocate one or more items included within Project Operating Costs between the buildings within the Project other than strictly pro rata based on their respective Rentable Area if Landlord determines in its sole but reasonable discretion that it is appropriate to do so in order to reflect usage of items or services included in Project Operating Costs.

C.  USE OF PREMISES/HAZARDOUS MATERIALS

    Landlord has disclosed to Tenant certain information regarding the presence (or lack thereof) of Hazardous Materials in or about the Project by delivery to Tenant of a copy of the Phase I Environmental Assessment Report dated January 19, 1994 prepared by Woodward-Clyde Consultants with respect to the Project (the "Report"), receipt and review of which Tenant acknowledges by its execution and delivery of this Lease. To the extent that the Report indicates the presence of Hazardous Materials which would require removal, remediation or adoption of an "OEM" plan, Tenant agrees to cooperate

                                                                    CONFIDENTIAL
    fully with Landlord in connection therewith and comply fully with the provisions of any such plan implemented by Landlord.

D.  HVAC

    (1)   Landlord warrants that, as of the Lease Commencement Date, the HVAC system servicing the Building and the other building in the Project (the "System") will be in good condition and repair; provided, however, Tenant acknowledges and agrees that the foregoing warranty is not and shall not be construed as any representation, warranty and/or covenant that such System is adequate for Tenant's needs or is capable of performing to any particular standard, it being acknowledged and agreed that Landlord has agreed to make available to Tenant the Loan described in Addendum Section XXXV.D.(2) of the Other Lease as Landlord's sole agreement with respect to the sufficiency of the System. Tenant's recourse for any breach of the foregoing warranty shall be limited to a claim for damages.

    (2) Tenant shall obtain and maintain throughout the Term a maintenance contract for the System as it pertains to the Building with a service company, and a scope of services, reasonably acceptable to Landlord. Tenant shall provide to Landlord a copy of such contract, which shall require notice to Landlord at least ten (10) days prior to cancellation or early termination thereof by either party. Prior to expiration of such contract, Tenant shall provide Landlord with evidence of renewal or replacement thereof, in each case on terms approved by Landlord in advance.

    (3) Landlord has provided to Tenant a loan to enhance the HVAC system, on the term and conditions set forth in the Other Lease.

E. PARKING

    Parking within the parking area adjacent to the Building (1) is currently provided at a ratio of 3.6 spaces for every 1,000 square feet leased, (2) is in common with other tenants of the Project and (3) is free (subject to applicable governmental requirements and Section V.) for the initial Term. Access to the parking areas is and will continue to be, subject to applicable governmental requirements, available twenty-four (24) hours per day. Landlord will designate, for Tenant's use, up to ten (10) of such spaces as reserved spaces, but shall have no obligation to monitor or enforce usage of such spaces by Tenant or other persons. During the Additional Term, if any, Landlord may charge for the use of parking stalls so long as it is considered in the appraisal of Monthly Rental performed pursuant to Section XXXV.A.

F. SIGNAGE

    Tenant may, at Tenant's sole cost and expense, erect a sign displaying the name specified in Section 1.B above (only) on the exterior of the Building, the exact location, size, material, method of application and color of which shall be in accordance with any covenants, conditions and restrictions encumbering the Project and all applicable sign codes or ordinances and shall be subject to Landlord's and the City of San Diego's prior written approval. Tenant shall be responsible to remove said sign at the expiration or earlier termination of the Term, at its sole cost and expense, and shall repair any damage caused by such removal, including any discoloration of the Building, in connection therewith, also at Tenant's sole cost and expense. In no event shall Tenant's name on any signage visible from the exterior of the Building or Project be changed without Landlord's prior written consent, which may be withheld (subject to Section XVI.K) in Landlord's reasonable discretion. Any change in signage shall be subject to the provisions of the first two sentences of this Addendum Section XXXV.F. Notwithstanding anything to the contrary in this Lease, all Permitted Transferees and other assignees of this Lease or subleasees of the Premises to whom Landlord consents shall have the rights granted to Tenant pursuant to this subsection to erect a sign on the exterior of the Building displaying the name of such assignee or subleasee.

G.  SECURITY DEPOSIT

    In lieu of cash in the amount specified in Section I.K. of the Lease, Tenant shall deliver to Landlord, concurrently with the execution hereof, an irrevocable letter of credit in the amount of $83,516.62 from an independent financial institution reasonably acceptable to Landlord in the form of EXHIBIT G hereto (the "Letter of Credit") as security for Tenant's obligations pursuant to this Lease. The Letter of Credit shall be renewed by Tenant on or before its expiration date. If Tenant shall fail to cause any new and irrevocable Letter of Credit to be issued as required hereunder, which failure continues for three (3) days after written notice thereof from Landlord to Tenant, then Landlord shall have the option to terminate this Lease, and such failure by Tenant shall be deemed an event of default by Tenant and shall be Subject to all of the provisions of
    Section XXI. of the Lease. The Letter of Credit shall permit partial draws. Landlord may draw upon the Letter of Credit in any circumstance which would permit Landlord to use the Security Deposit described in
    Section VI. of the Lease.

                                                                    CONFIDENTIAL

H.  INTERPRETATION

    This Addendum is attached to and forms a part of the Lease. In the event of any inconsistency between the provisions of this Addendum and the balance of the Lease, the provisions of this Addendum shall control.

                                     CONFIDENTIAL

                                      EXHIBIT A

                              SITE PLAN FOR THE PROJECT

                                  [Graphic Omitted}

                                  EXHIBIT B - PG. 1

                              FLOOR PLAN OF THE PREMISES


                                  [Graphic Omitted]

                                  EXHIBIT B - PG. 2

                              FLOOR PLAN OF THE PREMISES


                                  [Graphic Omitted]

                                      EXHIBIT C

                                     WORK LETTER


In connection with the Lease to which this Work Letter is attached and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1.  WORK SCHEDULE

Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the preparation and approval of all space plans and working drawings and for the planning and completion of the installation of tenant improvements to be constructed in the Premises (the "Tenant Improvements"). The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such schedule shall become the basis for completing the Tenant Improvements. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within five (5) days after the date such Work Schedule is first received by Tenant, then Tenant shall be deemed to have approved such Work Schedule.

2.  SPACE PLANS AND WORKING DRAWINGS

    a) SPACE PLANS. Tenant and Landlord have had Howard and Sneed Architects ("H & S") prepare a space plan for the Premises AND the premises which are subject of the Other Lease (the "Other Premises") dated June 1, 1994 (the "Space Plans"), which Landlord and Tenant agree shall be the basis for preparation by Landlord's architect, H & S, of working drawings for the Tenant Improvements and the tenant improvements for the Other Premises (the "Other Tenant Improvements"). Tenant acknowledges and agrees that, absent Landlord's written agreement to the contrary, any deviations from the Space Plans shall be considered "Non-Building Standard Work" for the purposes of this EXHIBIT C. Landlord shall reimburse to Tenant the lesser of $15,000.00 or the actual programming fee paid by Tenant to H & S, upon receipt by Landlord of documentary evidence satisfactory to Landlord as to the amount of such fee and that the services performed relate to the Space Plans.

    b) WORKING DRAWINGS. Based upon the Space Plans, as the same may be revised by mutual agreement of Landlord and Tenant as to the scope of such revisions, and after Tenant's written acknowledgement (within three (3) days after request therefor) of its responsibility for the costs of such revisions and for the costs of Tenant Improvements and the Other Tenant Improvements in the aggregate, in excess of $1,050,000.00, Landlord's architect and engineer shall prepare final working drawings (the "Working Drawings") of the Tenant Improvements. Landlord shall then submit such Working Drawings to Tenant for its review, and Tenant shall approve or disapprove any such drawings within three (3) business days after receipt thereof. If Tenant fails to so notify Landlord within such three (3) business days, Tenant shall be deemed to have approved such Working Drawings. If Tenant timely notifies Landlord of any disapproval of the Working Drawings, Tenant's notice of disapproval shall also set forth its reason for disapproval and suggested revisions to the Working Drawings in order to satisfy the concerns of Tenant. Any delay resulting from Tenant's failure to unconditionally approve the Working Drawings within the later of thirty (30) days after execution of this Lease or five (5) days after delivery of the Working Drawings to Tenant shall be Tenant Delay, and shall not extend the Commencement Date. Landlord shall have no obligation to proceed with Landlord's Work until Tenant has unconditionally approved the Working Drawings therefor. The Working Drawings shall include architectural, mechanical and electrical drawings for Landlord's Work (as defined in Section 5 below).

    c) CHANGES IN PLANS. Any changes requested by Tenant in the Space Plans, or in the Working Drawings or other plans and specifications after approval thereof by Tenant or


                                  EXHIBIT C, PAGE 1
submission thereof by Tenant to Landlord, shall (subject to Landlord's agreement to be responsible for an aggregate of $1,050,000.00 of the costs of the Tenant Improvements and the Other Tenant Improvements) be prepared at Tenant's sole cost and expense, and any excess costs resulting from such changes, shall also be at Tenant's sole cost and expense. Furthermore, Tenant shall be liable for any resulting delays in completing the Tenant Improvements and the increased costs in completing the Building Standard Work, if any, resulting from such delays. Notwithstanding the foregoing, Landlord will not approve any change orders without Tenant's consent and, if Landlord does so, Landlord will be responsible for excess costs resulting from any such change order.

    (d) NON-BUILDING STANDARD WORK. Tenant may request work (hereinafter referred to as "Non Building Standard Work") different from or in addition to the improvements reflected on the Space Plans as described in Section 2(a) hereof to be performed by Landlord as part of the Tenant Improvements; provided, however, that all Non-Building Standard Work shall be subject to Landlord's prior written consent and approval, and shall be of a quality that exceeds or is commensurate with the quality of materials included in the Space Plans. Any plans, specifications and Working Drawings required for such Non-Building Standard Work shall also be prepared by Landlord's architect and engineer but at Tenant's expense.

    (e) LANDLORD'S APPROVAL. All plans, specifications and Working Drawings for the Premises and all Non-Building Standard Work requested by Tenant are subject to Landlord's approval.

    (f) COMPLIANCE WITH LAW. Tenant's plans and specifications shall not be in conflict with building codes of the City of San Diego or with insurance regulations for a fire resistive Class A building. All plans and specifications shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits and licenses required for construction. In the event any additional work is required by any governmental authority for the Non-Building Standard Work in order to obtain the issuance of any permit or license for the construction of the Tenant Improvements, Tenant shall be solely responsible for the cost of such additional work.

3.  BUILDING PERMIT

After approval by Landlord and Tenant of the Working Drawings for the Tenant Improvements, Landlord shall submit the drawings to the appropriate governmental body for plan checking and a building permit. Landlord, with Tenant's cooperation, shall cause to be made any change in the Working Drawings necessary to obtain the building permit. After final approval of the Working Drawings, no further changes thereto may be made without the prior written approval of both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from such changes.

4.  PRICE APPROVAL; NON-BUILDING STANDARD WORK AT TENANT'S EXPENSE
    (a) COST APPROVAL. Tenant agrees to pay the cost of all work necessary to complete the Tenant Improvements and the Other Tenant Improvements in accordance with the Working Drawings in excess of $1,050,000.00, in the aggregate, together with the cost of any improvements to the "System" in excess of the proceeds of the "Loan" (as such terms are defined in Section XXXV.D. of the Lease; herein, the "Excess System Costs"), excluding only (1) architects' and engineering fees incurred in preparing from the approved Space Plans the Working Drawings, as initially approved by Landlord and Tenant, (2) costs resulting from gross negligence or willful misconduct of Landlord or its agents, employees or contractors in the performance of Landlord's Work, (3) costs resulting from a breach by Landlord or those engaged by Landlord to perform Landlord's Work of a contract for the Tenant Improvements or Other Tenant Improvements, or resulting from defects in construction of Landlord's Work, (4) costs incurred in performing Landlord's Work which are reimbursed from available bonding or insurance proceeds, (6) costs to construct alterations or improvements (i) to the Common Areas which are necessary to obtain permits required for the lawful occupancy of the Premises by Tenant or (ii) to areas or portions of the Premises or the improvements therein which are not within the scope

                                  EXHIBIT C, PAGE 2
of the Tenant Improvements and which are necessary to correct any violation of law existing as of the date of execution hereof which would be required to be corrected whether or not the Landlord's Work was being performed (i.e., excluding those which would have been "grandfathered" but for landlord's Work, and excluding also plan check corrections), and (7) interest and fees charged by Landlord for financing the construction of Landlord's work. Concurrent with the plan checking referred to in Section 3 above, Landlord shall prepare and submit to Tenant bids from subcontractors for all work included in the Tenant Improvements and Other Tenant Improvements and for the Excess System Costs required by the approved plans, specifications and Working Drawings, together with an amount equal to twelve percent (12%) of the total of such bids which shall be the construction management fee payable to Ares, Inc., an affiliate of Landlord (collectively the "Bid Amount"). If Tenant approves the Bid Amount, it shall pay Landlord such costs in advance within five (5) days after Tenant's approval thereof. If Tenant fails to approve the Bid Amount, or fails to deliver the excess costs within five (5) days after approving the Bid Amount, Landlord shall not proceed with the Tenant Improvements, Other Tenant Improvements or the work pertaining to the Excess System Costs. If Tenant fails to approve, or disapprove, the Bid Amount, Landlord and Tenant shall thereafter cooperate to amend the plans and specifications for the Premises as necessary to obtain Tenant's approval of the cost of the Tenant Improvements, Other Tenant Improvements and/or the Excess System Costs; provided, however, that the construction management fee shall not be reduced below twelve percent (12%) of the total bids provided, further, that Tenant shall pay any costs resulting from such changes and Tenant shall be liable for the delay in completing the affected Tenant Improvements and Other Tenant Improvements and Excess System improvements, if any, resulting from such delay, which delay shall not extend the Commencement Date or the accrual of rental under the lease.

    (b)   OVERHEAD COSTS.   The cost of the Tenant Improvements, Other Tenant
Improvements and the Excess System Costs paid by Tenant as set forth above shall include contractor's charges.

5.  CONSTRUCTION OF TENANT IMPROVEMENTS

After the Working Drawings for the Tenant Improvements have been approved by Tenant and Landlord and a building permit has been issued, Landlord shall cause its construction manager, Ares, Inc., to cause the Tenant Improvements to be completed in accordance with the approved plans, specifications and Working Drawings ("Landlord's Work"), subject to "Force Majeure" (as that term is defined by Section XXXIII.K. of the Lease). Landlord shall require Landlord's construction manager to obtain competitive bids for each major trade included within Landlord's Work, where possible, and to enter into subcontracts with either a stipulated sum or guaranteed maximum price such that the total costs of the work on which bids are submitted, with the construction management fee, do not exceed the approved Bid Amount. However, and not withstanding the foregoing, installation or construction of Non-Building Standard Work and/or work pertaining to Excess System Costs (and the affected Tenant Improvements or Other Tenant Improvements) shall not commence until Tenant shall have approved and paid to Landlord the estimated cost thereof and in accordance with Section 4 above. Subject to the foregoing, landlord shall use its best efforts to secure completion of the Tenant Improvements on or before the target Lease Commencement Date set forth in Section I.G. of the Lease. Unless specified to the contrary herein, all Tenant Improvements shall be included in Landlord's Work.

6.  WORK

    (a)   TENANT IMPROVEMENTS.    Subject to Tenant's payment to Landlord of
the excess costs of the Tenant Improvements, Other Tenant Improvements and Excess System Costs pursuant to Section 4(a) above, the Landlord agrees to furnish all of the Tenant Improvements and Other Tenant Improvements specified in the Space Plan and Working Drawings for the Premises.

    (b) WARRANTIES. Landlord hereby agrees to assign and transfer to Tenant the benefit of any and all warranties received by Landlord from its general contractor for the construction

                                  EXHIBIT C, PAGE 3
of the Tenant improvements and any and all warranties received from any suppliers of materials for the Tenant Improvements.

7.  COMPLETION AND LEASE COMMENCEMENT DATE

If the Lease Commencement Date of the Lease as determined under Sections I.G. and III. of the Lease is delayed by any of the following, then the Lease Commencement Date of the Lease and the payment of rent shall be accelerated by the number of days of such delay:

    (a) Tenant's failure to approve or furnish Working Drawings or failure to approve or furnish any other amount or item or perform any other obligation in accordance with and by the dates specified herein or in the Work Schedule.

    (b) Delays of any nature within Tenant's control resulting from Tenant's decision to use any materials, finishes, or installations other than as designated on the Space Plans.

    (c) Tenant's changes in the Space Plans, Working Drawings or other plans and specifications after the approval thereof by Tenant or submission thereof by Tenant to Landlord.

    (d) Delays in the construction of the Tenant Improvements as a result of Tenant's failure to approve, written estimates of and pay the excess costs of the Tenant Improvements, Other Tenant Improvements and/or Excess System Costs in accordance with Section 4.

8.  FURNITURE AND TELEPHONE SYSTEM

Tenant acknowledges and agrees that Tenant is solely responsible, both as to performance and payment of costs, for "Tenant's Work", which includes obtaining, delivering and installing in the Premises all necessary or desired furniture, telephone equipment, telephone cabling (all telephone cabling provided by Tenant shall be teflon coated), telephone service, business equipment, art work and other similar items, and that Landlord shall have no responsibility whatsoever with regard thereto. Tenant further acknowledges and agrees that neither the Lease Commencement Date of the Lease nor the payment of rent shall be delayed for any period of time whatsoever due to any delay in the furnishing of the Premises with such items. Tenant agrees to cause all telephone, computer and other electronic wires and cables installed within the Premises and within the common ducts and shafts of the Building to be properly labeled in order that they may be easily identified and distinguished from other tenants' wires and cables installed within the Building.

9.  FAILURE OF TENANT TO COMPLY

Any failure of Tenant to comply with any of the provisions contained in this EXHIBIT C, within the times for compliance herein set forth, shall, after expiration of the applicable cure period set forth in Section XX. of the Lease, be deemed a default pursuant to the Lease. In addition to the remedies provided to Landlord in this EXHIBIT C, upon the occurrence of such a default by Tenant, Landlord shall have all remedies available at law or equity to a landlord against a defaulting tenant pursuant to a written lease, including but not limited to those set forth in Section XX. DEFAULT and Section XXIV. ATTORNEYS' FEES of the Lease.

10. AUTHORIZED APPROVALS

All approvals required pursuant to the terms of this Work Letter or requests for changes and modifications to the Space Plans, Working Drawings or any other matter relating to the construction of the Tenant Improvements shall be deemed given if approved or requested in writing by Tenant's construction representative, for Tenant, and Landlord's construction representative, for Landlord.

                                  EXHIBIT C, PAGE 4

11. DESTRUCTION

If at any time prior to the completion of the Tenant Improvements a casualty occurs resulting in any damage or destruction of the partially completed Tenant Improvements or the Premises or Building, the terms and conditions of Section XVIII. DAMAGE AND DESTRUCTION of the Lease shall govern the rights and obligations of the parties.



                                  EXHIBIT C,  PAGE 5

                                      EXHIBIT D

                                    RENT SCHEDULE

                 Monthly Rental      Monthly
                Rate (Per Sq. Ft.     Rental        Monthly Rental
    Months      of Rentable Area)    Waiver *          Payable
    ------      ------------------  ----------      ----------------

    1-2               $0.91         $62,810.02          $  0.00

    3-14               0.91            0.00            62,810.02

    15-26              0.94            0.00            64,880.68

    27-38              0.97            0.00            66,951.34

    39-50              1.00            0.00            69,022.00

    51-62              1.04            0.00            71,782.88

    63-74              1.09            0.00            75,233.98

    75-86              1.15            0.00            79,375.30

    87-98              1.21            0.00            83,516.62

    * Landlord hereby conditionally excuses Tenant from the payment of Monthly Rental during the months and in the amounts designated as "Monthly Rental Waiver" as specified above, provided that Tenant shall pay all other charges under this Lease from and after the Lease Commencement Date and provided further that Tenant shall not be in material default in its obligations under this Lease. Should Tenant at any time during the Term be in material default under the Lease and not cure such default within the cure periods provided in the Lease, then the total sum of such Monthly Rental so conditionally excused shall become immediately due and payable by Tenant to Landlord. If at the date of expiration of the Term, Tenant has not so defaulted, Landlord shall waive any payment of all such Monthly Rental so conditionally excused.

The term "Rentable Area" as used in the Lease shall mean:

    (1) As to each floor of the Building on which the entire space rentable to tenants is or will be leased to one tenant (hereinafter referred to as a "Single Tenant Floor"), Rentable Area shall be the entire area bounded by the inside surface of the four exterior glass walls (or the inside surface of the permanent exterior wall(s) where there is no glass) on such floor, including all areas used for elevator lobbies, corridors, special stairways, or elevators, restrooms, mechanical rooms, electrical rooms and telephone closets without deduction for columns and other structural portions of the Building or vertical penetrations that are included for the special use of the tenant of such floor together with a portion of the covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building which bears the same proportion to the total area of such common facilities as the Rentable Area of each Single Tenant Floor bears to the Rentable Area of the Building (excluding such common facilities), but excluding the area contained within the exterior walls of the Building stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.



                                      EXHIBIT D

(2) As to each floor of the Building on which space is or will be leased to more than one tenant, Rentable Area attributable to each such lease shall be the total of (i) the entire area including within the premises covered by such lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall(s) where there is no glass) of the Building bounding such premises, the exterior of all walls separating such premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such premises from other areas leased or to be leased to other tenants on such floor, (ii) that portion outside the Premises but within space intended for use or occupancy as premises by another tenant utilized by Tenant for wiring, ducts, vents or other requirements of Tenant's operation in the Premises, (iii) that portion of the covered or enclosed common facilities which constitute a part of the Building and which are maintained by Landlord for the common benefit of all tenants of the Building which bears the same proportion to the total area of such common facilities as the Rentable Area of such Premises bears to the Rentable Area of the Building (excluding such common facilities), and (iv) a pro rata portion of any area of the Building devoted to common features such as elevator lobbies, corridors, restrooms, mechanical rooms, electrical rooms and telephone closets, but excluding any area contained within the exterior walls of the Building for stairs, fire towers, vertical ducts, elevator shafts, flues, vents, stacks and pipe shafts.

(3)  For purposes of establishing the Monthly Rental and Tenant's
     Proportionate Share of Common Operating Costs, the Rentable Area of the Premises is deemed to be as set forth in Section I.E. above., and the Rentable Area of the Building is deemed to be 69,022 feet.

                                      EXHIBIT E

                                RULES AND REGULATIONS

                       ATTACHED TO AND MADE A PART OF THE LEASE



The following Rules and Regulations shall be in effect at the Building. Landlord reserves the right to adopt reasonable modifications and additions hereto. In the case of any conflict between these regulations and the Lease, the Lease shall be controlling. Landlord shall have the right to waive one or more rules for the benefit of a particular tenant in Landlord's reasonable discretion.

1. Except with the prior written consent Landlord, no tenant shall conduct any retail sales in or from the Premises, or any business other than that specifically provided for in the Lease. There shall be no solicitation by Tenant of other tenants or occupants of the Building.

2. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including but not limited to a provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to a tenant or its employees. If reasonably necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building. The term "personal goods or services vendors" means persons who periodically enter the Building of which the Premises are a part for the purpose of selling goods or services to a tenant, other than goods or services which are used by a tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoeshining services.

3. The sidewalks, halls, passages, elevators and stairways shall not be obstructed by any tenant or used by it for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, entrances, elevators, stairways, balconies, janitorial closets, and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office suppliers and equipment vendors, and the like) unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

4. The sashes, sash doors, windows, glass lights, and any lights or skylights that reflect or admit light into the halls or other places of the Building shall not be covered or obstructed. The toilet rooms, water and wash closets and other water apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage, resulting from the violation of this rule shall be home by the tenant who, or whose clerks, agents, employees, or visitors, shall have caused it.

5. No sign, advertisement or notice visible from the exterior of the Premises or Building shall be inscribed, painted or affixed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. If Landlord shall have given



                                  EXHIBIT E, Page 1
    such consent at any time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement or notice other than the particular sign, advertisement or notice, as the case may be, so consented to by Landlord.

6. In order to maintain the outward professional appearance of the Building, all window coverings to be installed at the Premises shall be subject to Landlord's prior reasonable approval. If Landlord, by a notice in writing to Tenant, shall object to any curtain, blind, shade or screen attached to, or hung in, or used in connection with, any window or door of the Premises, such use of such curtain, blind, shade or screen shall be forthwith discontinued by Tenant. No awnings shall be permitted on any part of the Premises.

7. Tenant shall not do or permit anything to be done in the Premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building, or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them; or conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy upon the Building, or any part thereof, or with any rules and ordinances established by the Board of Health or other governmental authority. Tenant shall not bring into, or permit or suffer in, the Building or the Project, any weapons or firearms of any kind.

8. No safes or other objects larger or heavier than the freight elevators of the Building are limited to carry shall be brought into or installed in the Premises. Landlord shall have the power to prescribe the weight, method of installation and position of such safes or other objects. The moving of safes shall occur only between such hours as may be designated by, and only upon previous notice to, the manager of the Building, and the persons employed to move safes in or out of the Building must be acceptable to Landlord. No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except during hours and in a manner approved by Landlord.

9. Landlord shall clean the Premises as provided in the Lease, and except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for such purpose, but Tenant shall not cause unnecessary labor by reason of Tenant's carelessness and indifference in the preservation of good order and cleanliness.

10. No tenant shall sweep or throw or permit to be swept or thrown from the Premises any dirt or other substance into any of the corridors or halls or elevators, or out of the doors or windows or stairways of the Building, and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals, firearms or birds be kept in or about the Building. The Building has been designated as non-smoking; smoking or carrying lighted cigars or cigarettes in each and every part of the Building, including lobbies, elevators or other common areas, is prohibited.

11. Except for the use of microwave ovens and coffee makers for Tenant's personal use, no cooking shall be done or permitted by Tenant on the Premises, nor shall the Building be used for lodging.

                                  EXHIBIT F, Page 2

12. Tenant shall not use or keep in the Building any kerosene, gasoline, or inflammable fluid or any other illuminating material, or use any method of heating other than that supplied by Landlord.

13. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or other otherwise shall be made without directions from Landlord.

14. Each tenant, upon the termination of its tenancy, shall deliver to Landlord all the keys of offices, rooms and toilet rooms, and security access card/keys which shall have been furnished such tenant or which such tenant shall have had made, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

15. No Tenant shall lay linoleum or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except by a paste, or other material which may easily be removed with water, the use of cement or other similar adhesive materials being expressly prohibited. The method of affixing any such linoleum or other similar floor covering to the floor, as well as the method of affixing carpets or rugs to the Premises shall be subject to reasonable approval by Landlord. The expense of repairing any damage resulting from a violation of this rule shall be borne by Tenant by whom, or by those agents, clerks, employees or visitors, the damage shall have been caused.

16. No furniture, packages or merchandise will be received in the Building or carried up or down in the elevators, except between such Building hours and in such elevators as shall be designated by Landlord.

17. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 p.m. and 7:00 a.m. access to the Building or to the halls, corridors, elevators or stairways in the Building, or to the Premises, may be refused unless the person seeking access is known to the building watchman, if any, in charge and has a pass or is properly identified. Landlord shall in no case be liable for damages for the admission to or exclusion from the Building of any person whom Landlord has the right to exclude under Rule 3 above. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right but shall not be obligated to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building.

18. Tenant shall see that the windows and doors of the Premises are closed and securely locked before leaving the Building and Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord.

19. Tenant shall hot alter any lock or install a new or additional lock or any bolt on any door of the Premises without prior written consent of Landlord. If Landlord shall give its consent, Tenant shall in each case furnish Landlord with a key for any such lock. Landlord shall have the right to impose a charge for each key issued and for rekeying any lock or bolt on any door of the Premises.

20. Tenant shall not install equipment, such as but not limited to electronic tabulating or computer equipment, requiring electrical or air conditioning service in excess of those to be provided by Landlord under the Lease.

21. No bicycle, or shopping cart, or other vehicle or any animal shall be brought into the Premises or the halls, corridors, elevators or any part of the Building by Tenant.


                                  EXHIBIT E, Page 3

22. Landlord shall have the right to prohibit the use of the name of the Building or Project or any other publicity by Tenant which in Landlord's opinion tends to impair the reputation of the Building or Project or their desirability for other tenants, and upon written notice from Landlord, Tenant will refrain from or discontinue such publicity.

23. Tenant shall not erect any aerial or antenna on the roof or exterior walls of the Premises, Building, or Project without the prior written consent of Landlord.



                                  EXHIBIT E, Page 4

                                      EXHIBIT F

                         AMENDMENT OF LEASE COMMENCEMENT DATE


In connection with that certain Lease dated September __, 1994 between The Mutual Life Insurance Company of New York, as Landlord, and Peregrine Systems, Inc., as Tenant concerning the Premises located at 12680 High Bluff Drive, San Diego, California, Landlord and Tenant hereby agree as follows:

1. The Lease Commencement Date stated in Section I. of the Lease is amended to be ___________,19____ and the Expiration Date stated in Section I. is amended to be ___________,19___.

2. Landlord has satisfactorily complied with all requirements and conditions precedent to the commencement of the Term as specified in the Lease.

3. The Premises covered by the Lease and the tenant improvements therein have been fully completed as required, are in good condition, are ready for occupancy and have been accepted by Tenant.

4. Tenant has or shall commence paying Monthly Rental pursuant to the Office Lease on ____________,199___.


Dated effective this ____ day of _________, 19___


    "TENANT"                                "LANDLORD"

    PEREGRINE SYSTEMS, INC., a Delaware     THE MUTUAL LIFE INSURANCE
    corporation                             COMPANY OF NEW YORK, a New York
                                            corporation

    By:
    Name:                                   By:
    Title:
                                            Name:

                                            Title:




                                       [SAMPLE]




                                      EXHIBIT F

                                      EXHIBIT G

                               FORM OF LETTER OF CREDIT



                                 _______________ BANK

               P.O. BOX _____, __________, _____________, _____________


    CABLE ADDRESS: _________                          TELEX NO. ________
    SWIFT: ____________

    IRREVOCABLE TRANSFERRABLE STANDBY LETTER OF CREDIT NO. __________
                                                          Date: _________, 19___
                                                    Place of Issue: ____________
                                             Date of Expiration: ________, l9___

Beneficiary:


The Mutual Life Insurance Company
  of New York
333 South Anita Drive, Suite 900
Orange, California 92668
Attention:      Vice President - Real Estate

Gentlemen:

We hereby establish our irrevocable Letter of Credit No.__________ in your favor for account of _______ ("Applicant") up to an aggregate amount of _________________________ Dollars (US$ ________) available by your drafts on us at sight to be accompanied by Beneficiary's signed statement that it is entitled to draw hereunder.

This letter of credit is transferrable and Beneficiary may transfer its interest herein to any transferee of Beneficiary's interest in that certain Lease dated _______________, 19____, between Beneficiary and Applicant.

Drafts must be presented to ____________________ Bank not later than _______________, 19___.

The address for presentation of drafts and accompanying documents shall be:

                                                 Bank
                      -------------------------

                      ------------------------------

                      ------------------------------

                      Attention:
                                --------------------


This credit is subject to the Uniform Customs and Practice for Documentary Credits (1983 Revision), International Chamber of Commerce Publication No. 400. We hereby agree with the drawers, endorsers and bona fide holders of the drafts under and in compliance with the terms of this credit that these drafts will be duly honored by the above drawee. All drafts must be marked; "Drawn under ______________________ Bank, Credit No. _____________________."


                                  Very truly yours,


                                  ----------------------
                                  Authorized Signature




                                      EXHIBIT H

                              FIRST AMENDMENT TO LEASES


    This First Amendment to Leases (the "Amendment") is dated as of this-day of August, 1995, by and between THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, a New York corporation ("Landlord"), and PEREGRINE SYSTEMS, INC., a Delaware corporation ("Tenant'), with respect to the following:

                                       RECITALS

    A. Landlord is the landlord and Tenant is the tenant pursuant to those certain written leases dated to be effective as of October 26, 1994, by and between Landlord, as landlord, and Tenant, as tenant. One of the Leases (the "Building A Lease") covers Building "A" of Del Mar Corporate Plaza (the "Project"), which building is located at 12670 High Bluff Drive, San Diego, California and consists of approximately 69,022 square feet of rentable area, and the other lease (the "Building B Lease") covers a portion of Building "B" of the Project, consisting of the first and second floors, containing approximately 26,088 square feet of rentable area of Building B which is located at 12680 High Bluff Drive. The Building A Lease and the Building B Lease are sometimes referred to herein collectively as the "Leases."

    B. Pursuant to this Amendment, Landlord and Tenant desire to confirm their agreements regarding the cost and estimated date of completion of the tenant improvements to be constructed by Landlord pursuant to the Leases.

                                      AGREEMENT


    NOW, THEREFORE IN CONSIDERATION OF the foregoing recitals, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. All capitalized terms used and not defined herein but defined in the Leases shall have the meanings given to such terms in the Leases.

    2. BID AMOUNT. Pursuant to the Leases, Tenant agreed to pay the cost of all work necessary to complete the Tenant Improvements and the Other Tenant Improvements (collectively, Landlord Work in excess of the sum of $1,050,000.00 (herein, the "Allowance"), together with the Excess System Costs. In connection therewith, Tenant has the right under the Leases to approve the Bid Amount for Landlord's Work which has been submitted by Ares, Inc., an affiliate of Landlord. The initial Bid Amount, which is $1,946,442.00, as reflected on the Bid Review Worksheet attached hereto as EXHIBIT A, is hereby approved by

Tenant in accordance with Section 4(a) of Exhibit C to the Leases. Landlord and Tenant acknowledge and agree that the Bid Amount hereby approved does not include any excluded costs described in clauses (1) through (7) of Section 4(a) of Exhibit C to the Leases and, accordingly, that Tenant is responsible for all costs of Landlord's Work in excess of the sum of the Allowance, a portion of which may be financed by Tenant with the "TI Loan" (as defined below). Notwithstanding anything to the contrary in the Leases, Tenant shall pay the Excess System Costs and the costs of Landlord's Work in excess of the Allowance, which are currently estimated (based on the Bid Amount) to be $696.442.00 in the aggregate, as provided herein. The costs of the Tenant Improvements shall be paid and/or other-wise satisfied as follows: (a) Tenant shall pay to Landlord in cash $396,442.00 concurrently with the execution of this Amendment to reimburse Landlord for costs incurred by Landlord prior to the date hereof which have been previously invoiced to Tenant in detail, (b) the TI Loan will be deemed fully disbursed and shall commence to accrue interest on August 11, 1995 to cover the next $300,000 of such costs so incurred and paid by Landlord as of the date hereof; (c) the next $1,250,000 of such costs shall be paid by Landlord by disbursement of the Allowance described in paragraph 3 below; and (d) the balance, if any, of such costs (except for costs excluded under clauses (1) through (7) of Sections 2(c) and 4(a) of Exhibit C to the Lease) shall be paid by Tenant to Landlord in cash within five (5) days after receipt of Landlord's invoice therefor accompanied by reasonable back-up documentation, it being clearly understood that Landlord shall not be required to pay such costs prior to Tenant's payment to Landlord thereof. Landlord shall provide to Tenant the benefit of, and shall reduce the Bid Amount by the full amount of, any rebate, refund, credit, reduced bid or other cost savings applicable to Landlord's Work included in the Bid Review Worksheet attached hereto as Exhibit Tenant shall have the right, upon reasonable prior written notice to Landlord, to audit and review all bills, invoices and other supporting documentation for the Bid Amount.

    3. THE ALLOWANCE. In the Leases, Landlord agreed to contribute $1,050,000 (the "Allowance," as defined herein) toward the cost of Landlord's Work. Tenant has requested Landlord to increase the Allowance to $1,250,000, which Landlord has agreed to do. Accordingly, notwithstanding anything to the contrary in the Leases, the Allowance is hereby increased to

                                                                    CONFIDENTIAL

$1,250,000.00, which amount shall, along with Landlord's willingness to make the TI Loan, be Landlord's total contribution, in the aggregate, toward Landlord's Work.

    4.    THE LOANS.

    (a) Landlord and Tenant acknowledge and agree that the Loan described in Addendum Section XXXV.D. of the Building B Lease (herein, the "HVAC Loan") shall not be made available by Landlord to Tenant and, accordingly, that all provisions of the Leases pertaining or referring to the HVAC Loan are hereby deleted.

    (b) In lieu of the HVAC Loan, Tenant has agreed to borrow and Landlord has agreed to make available to Tenant a loan to be used by Tenant to finance Excess System Costs and/or costs of the Tenant Improvements and Other Tenant Improvements in excess of the Allowance, on the following terms and conditions:

          (i) The sum of Three Hundred Thousand and No/ 100ths Dollars ($300,000.00) (the TI Loan") shall be made available by Landlord to cover Excess System Costs and the costs of Landlord's Work in excess of the Allowance for which Tenant is responsible as provided in paragraph 2 above and the following:

                (A) Commencing August 11, 1995, the entire principal balance of the TI Loan (i.e., the sum of $300,000) shall commence to bear interest at the rate of eight percent (80%) per year; provided, however, in no event shall the interest payable on the TI Loan exceed the maximum amount which Landlord may legally collect under the then applicable usury law. In the event it is hereafter determined by a court of competent jurisdiction that the interest payable or paid by Tenant with respect to the TI Loan shall exceed the maximum interest which Landlord may collect under the then applicable usury law, then
                      (1) any excess amount previously paid by Tenant to Landlord shall be credited against principal of the TI Loan, or refunded to Tenant if no portion of the principal of the TI Loan then remains unpaid and (2) interest on the TI Loan subsequent to the date of such determination shall be reduced to the maximum amount which it is determined that Landlord may collect under the then applicable usury law. Interest shall accrue on the TI Loan from and after August 11, 1995. Any interest accrued on the TI Loan as of the Lease Commencement Date shall be added to principal as of the Lease Commencement Date, and shall thereafter bear interest as if principal.

                (B) The TI Loan shall be repaid by Tenant to Landlord in ninety-eight (98) consecutive monthly installments, and shall be due and payable in full on the Expiration Date. Monthly payments shall be due on the first day of each calendar month in the Term, commencing with the month in which the Lease Commencement Date occurs (if the Lease Commencement Date falls on the first day of a month), and otherwise with the month after the month in which the Lease Commencement Date occurs. Prior to the date that the first payment of the TI Loan is due, Landlord shall calculate the total outstanding principal balance of the TI Loan and interest accrued thereon (which, as described in (A) above, shall accrue from and after August 11, 1995 and shall be added to principal as of the Lease Commencement Date) through the day before the first payment is due (collectively, the "Beginning Balance"), and shall advise Tenant of the amount of the monthly payments, which shall be an amount sufficient to amortize the Beginning Balance in full over the Term. Tenant may also, at any time and from time to time, prepay all or any part of the TI Loan without penalty. Any such payment or prepayment shall he applied first to the payment of accrued and unpaid interest and the balance to principal.

                (C) Notwithstanding the provisions of clause (B) above, the entire then unpaid balance of the TI Loan and all accrued and unpaid interest thereon shall be due and payable in full upon the first to occur of:

                      (1) Any early termination of one or both of the Leases pursuant to the provisions of Sections XVIII. XIX. or XX. of the Leases. Upon any termination of one or both of the Leases pursuant to any such Section, Landlord shall have the right to seek recovery

                                                                    CONFIDENTIAL
                            of such unpaid balance and accrued interest against any insurance or condemnation proceeds payable to Tenant, and Tenant hereby assigns its interest in such proceeds to Landlord up to the full amount of such proceeds or the then unpaid balance of the TI Loan and all accrued interest thereon, whichever is lesser. Exhaustion of such proceeds shall not limit or defeat Tenant's liability to repay to Landlord any remaining balance of such TI Loan and the accrued and unpaid interest thereon; provided, however, the TI Loan balance shall be reduced by any proceeds actually recovered by Landlord, which amount, if previously paid by Tenant to Landlord, shall be delivered to Tenant.

                      (2) An Assignment of Tenant's interest in one or both of the Leases or a Sublease by Tenant of all of the premises which are the subject of one, or both of the Leases. Notwithstanding anything to the contrary herein, Landlord may require repayment (A) in full of the then entire unpaid balance of the TI Loan and all accrued and unpaid interest thereon as a condition to any consent by Landlord to Assignment under one or both of the Leases, or to a Sublease of the entire premises which are the subject of one or both of the Leases, and/or (B) of that portion of the TI Loan (and the accrued and unpaid interest thereon) in connection with a Sublease of a portion of the premises which are the subject of one or both of the Leases, which portion is determined by multiplying the outstanding balance of the TI Loan by a fraction, the numerator of which is the portion of the premises to be subleased and the denominator of which is the Rentable Area of the entire premises; provided, however, that the provisions of this subclause (B) shall not apply to a Sublease of a portion of the premises which are the subject of a Lease to an entity which is under common control with Tenant.

                      (3) The occurrence of a default by Tenant under one or both of the Leases, as defined in Section XX. of the Leases. Upon the occurrence of such a default. Landlord may seek to recover the then unpaid balance of the TI Loan and all accrued and unpaid interest thereon in any unlawful detainer or other action instituted by Landlord upon such default. Such balance shall be deemed due and payable in full upon the occurrence of such default and may be recovered in such action as if additional rent whether or not included in any notice given by Landlord to Tenant prior to or as a condition to the institution of such action.

                (D) Failure of Tenant to pay any amount due pursuant to clause (B) above when due, which failure continues for three (3) days after written notice thereof from Landlord to Tenant (which notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Sec. 1161, ET SEQ., as amended), shall be deemed a default pursuant to the Leases to the same extent as if such amount were additional rent due pursuant to the Leases. In such event, such unpaid amount (but not the accrued and unpaid interest thereon) shall bear interest at the rate provided for in Section XXI. A. of the Leases from the date such payment was due and not paid until payment of such amount in full and, upon the declaration by Landlord of a default pursuant to Section XX.A.(2) of one or both of the Leases, the entire then unpaid balance of the TI Loan and all accrued and unpaid interest thereon shall automatically be due and payable in full and the unpaid principal balance shall bear interest at the rate provided in Section XXI.A. of the Leases from the date of acceleration until payment in full. Upon the occurrence of any such default and acceleration pursuant to this clause (D), Landlord shall be entitled to all remedies against a defaulting tenant pursuant to a written lease, including but not limited to those provided in Section XX.B. of the Leases.

                (E) The early termination of one or both of the Leases pursuant to Section XVIII., XIX. or XX. thereof shall not defeat or diminish the obligation

                                                      CONFIDENTIAL
                      of Tenant to repay to Landlord the TI Loan and all accrued and unpaid interest thereon.

          (ii) Landlord may credit against the proceeds of the TI Loan any and all costs in excess of the Allowance which are not paid to Landlord as and when the same are due, which are incurred by Landlord in connection with the design and/or performance of improvements to or enhancements of the System and/or Landlord's Work, including without limitation any construction management fee payable by Landlord (whether to an affiliate of Landlord or otherwise) in connection therewith.

    (c) It is clearly understood and agreed that the TI Loan shall be available only for initial Landlord's Work performed prior to the Lease Commencement Date.

    5. WORK SCHEDULE. The four-page progress schedule attached hereto as EXHIBIT B is hereby agreed by Landlord and Tenant to be the "Work Schedule" defined in Section I of Exhibit C to the Leases, and is hereby approved by Landlord and Tenant. In connection with such approval, Tenant agrees to reasonably cooperate with Landlord and Landlord's architect, engineers, construction manager and contractor to ensure timely completion of Landlord's Work in accordance with its obligations under the Leases.

    6. CHANGES BY TENANT. Any changes requested by Tenant in the Space Plans, Working Drawings or otherwise pursuant to Exhibit C to the Lease shall, notwithstanding Section 10 of Exhibit C to the Lease, be made in writing by David Thatcher or another officer of Tenant designated by written notice to Landlord. Landlord will not accept or consider any proposed changes to the Tenant Improvements requested by any other agent of Tenant, including without limitation by Tenant's architect and/or coordinator. Landlord shall not be required to proceed with the performance of Landlord's Work affected by any such proposed change by any agent of Tenant other than David Thatcher or such other officer as Tenant may designate in writing and any resulting delay shall constitute Tenant delay. Landlord's agents for the purpose of approving changes in the Space Plans, Working Drawings, or otherwise pursuant to Exhibit C of the Lease are Stuart Simon, John Monahan or such other person as Landlord may designate in writing.

    7. LEASE COMMENCEMENT DATE. Subject to Section III.C. of the Leases, the Lease Commencement Date of the Leases is hereby revised to be the first to occur of tender of delivery of the premises which are the subject of the Leases to Tenant or September 1, 1995, and the Expiration Date of the Leases as hereby revised to be the expiration of the ninety-eighth (98th) full calendar month after the Lease Commencement Date. Notwithstanding any prior verbal or written communications by Landlord and/or Tenant to the contrary, Landlord and Tenant hereby acknowledge and agree that there has not occurred, as of the date hereof, delay by Landlord with respect to Landlord's Work within the meaning of Section III.C. and/or Exhibit C of the Leases, and hereby waive any and all rights to claim to the contrary, and further specifically acknowledge that the sixty (60) day period referred to in Section III.C. of the Leases shall be changed to thirty (30) days, shall commence, if at all, on September 1, 1995, and shall be subject to extension as provided in Section III. and for any mutual decision to perform or proceed with Landlord's Work in such a manner as to cause delay in the Lease Commencement Date which is confirmed in writing within two (2) business days of such decision and which is not objected to in writing within two (2) business days after such written confirmation is given.

    8. LEASES IN EFFECT. Landlord and Tenant acknowledge and agree that the Leases, as hereby amended, remain in full force and effect in accordance with its terms. To the extent that any provision of this Amendment shall conflict with the Leases as in effect prior to the date hereof, this Amendment shall prevail.

                                                                    CONFIDENTIAL

    IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the day and year first above written.


LANDLORD                                    TENANT

THE MUTUAL LIFE INSURANCE                   PEREGRINE SYSTEMS, INC, a Delaware
COMPANY OF NEW YORK, a New York             corporation
corporation



By: /s/ [Unreadable Officer of Landlord]    By: /s/ David Thatcher

Title: [Unreadable]                         Title: VP Finance/CFO
      9\11\95
                                            By:

                                            Title:

                                      EXHIBIT A


                                  [Graphic Omitted}



                                EXHIBIT A TO AMENDMENT

                                                                    CONFIDENTIAL

                                      EXHIBIT B

                                  [Graphic Omitted}



                            Exhibit B to Amendment, Page 1

                                                                    CONFIDENTIAL

                                      EXHIBIT B

                                  [Graphic Omitted}



                            Exhibit B to Amendment, Page 2

                                                                    CONFIDENTIAL

                                      EXHIBIT B

                                  [Graphic Omitted}



                            Exhibit B to Amendment, Page 3

                                                                    CONFIDENTIAL

                                      EXHIBIT B

                                  [Graphic Omitted}



                            Exhibit B to Amendment, Page 4

                                                                    CONFIDENTIAL

BY CERTIFIED MAIL
RETURN RECEIPT REQUESTED
------------------------





                                       June 14, 1996



Ms. Michelle Voth
Peregrine Systems, Inc.
12670 High Bluff
Del Mar, CA 92130

       RE:  Corporate Plaza (the "Building")

Dear Ms. Voth:

       With reference to your lease of space in the Building, ARES Realty Capital, Inc., investment manager for The Mutual Life Insurance Company of New York ("Seller"), would like to advise you that Seller has this day sold, transferred and assigned the Building and your lease to WCB II MORE Limited Partnership, a Delaware limited partnership, having an address at 100 Crescent Court, Suite 1000, Dallas, Texas 75201 ("Purchaser").

       Please be further advised that any deposit under your lease and the accrued interest thereon, if any, have been delivered to Purchaser.

       ARES, Inc. ("Manager"), which has been managing the Building on Seller's behalf, will continue to manage the Building on behalf of Purchaser. From and after the date hereof, all rent checks should be made payable to Purchaser, and delivered to the following address:

                                       ARES Realty Capital, Inc., as agent for
                                       WCB II MORE, Limited Partnership
                                       19712 MacArthur Blvd., Suite 200
                                       Irvine, CA 92612

       If you have any questions regarding this letter or the operation of the Building, please contact Sandi Martin, at (714) 622-8860.


                                       Sincerely yours,

       SELLER:                         THE MUTUAL LIFE INSURANCE
                                       COMPANY OF NEW YORK,
                                       a New York Corporation

                                       By:  /s/ William M. Powell
                                           --------------------------------
                                           William M. Powell
                                           Senior Vice President
                                           ARES Realty Capital, Inc.
                                           Authorized Signatory


       PURCHASER:                      WBC II MORE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By:  /s/ Ada Brock
                                           --------------------------------

                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                       [LETTERHEAD]


December 9, 1996


PEREGRINE SYSTEMS, INC.
12670 & 12680 High Bluff Drive
San Diego, CA 92130

RE: DEL MAR COOPERATE PLAZA
    12670/12680 HIGH BLUFF

Dear Michelle Voth:

Please be advised that the premises of which you are a tenant at the above referenced property, and the landlord's interest in your lease, were purchased on December 12, 1996 by CarrAmerica Realty Corporation, a Maryland corporation ("Owner"). Any security deposits and Letters of Credit were transferred to Owner.

Any notices required to be sent pursuant to your lease and any inquiries or concerns should be directed to:

       CarrAmerica Realty Corporation
       1700 Pennsylvania Avenue, N.W.
       Washington, D.C. 20006
       Attention: Mr. Joseph Wallace

All future rent payments should also be sent to this address, unless Owner informs you otherwise.

Sincerely,

WCB II MORE LIMITED PARTNERSHIP,
a Delaware limited partnership

By:  WCB II MORE, INC.
     a Delaware corporation
     General Partner

     By:  /s/ Brad E. Baker
          -----------------------------
          Brad E. Baker
     Its: Senior Vice President-Southern California